UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. the “Adviser” in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETF”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended November 30, 2013.

For the 12-month period, all share classes outperformed the benchmark. Security selection was the main source of outperformance, with strength in the technology, capital equipment and consumer cyclicals sectors. Sector selection also added to returns, due to an underweight in the consumer staples and construction & housing sectors, and an overweight in the capital equipment sector. Negative security selection in the industrial commodities and construction & housing sectors however, detracted from returns. Implicit currency selection was positive.

All share classes outperformed the benchmark for the six-month period. Security selection drove the outperformance, particularly in the utilities, capital equipment and finance sectors. Underweights in the consumer staples and construction & housing sectors added to returns. However, an underweight in the industrial commodities sector and security selection in the technology sector hurt returns. Implicit currency selection was positive.

Derivatives were used to implement active currency management. Futures were used for investment purposes, which added to performance for both periods; currencies were used for hedging and investment purposes, which detracted from performance for the six-month period and added to performance for the 12-month period; purchased options were used for hedging purposes, and this detracted from performance for both periods; written options were used for hedging purposes and this added to performance for both periods.

Market Review and Investment Strategy

Global equities rallied strongly in the 12-month period ended November 30, 2013, on encouraging growth data and expectations of continued U.S. monetary stimulus. While stocks retreated from mid-May peaks amid speculation that the U.S. Federal Reserve (the “Fed”) would end its asset purchase program, optimism prevailed. Stocks slipped again in August amid mounting Middle East tensions and fears that the Fed would start to taper its stimulus in September, which later proved premature. Positive developments in key regions of the world in November further boosted risk appetite, although a surprise interest rate cut by the European Central Bank to a record low, as a countermeasure to slowing growth in the euro zone, undermined some of the gains.

The Fund remains focused on attractively valued opportunities, which currently are widespread across most industry sectors and regions. The Global Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	13.19%	34.67%

Class B**	12.81%	33.62%

Class C	12.86%	33.88%

Advisor Class†	13.32%	35.07%

Class R†	13.02%	34.45%

Class K†	13.20%	34.73%

Class I†	13.33%	35.16%

MSCI World Index (net)	11.59%	26.38%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2013 by 0.1% and 0.55%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	34.67%	28.95%
5 Years	12.69%	11.73%
10 Years	4.39%	3.94%

Class B Shares
1 Year	33.62%	29.62%
5 Years	11.80%	11.80%
10 Years(a)	3.75%	3.75%

Class C Shares
1 Year	33.88%	32.88%
5 Years	11.88%	11.88%
10 Years	3.65%	3.65%

Advisor Class Shares†
1 Year	35.07%	35.07%
5 Years	13.03%	13.03%
10 Years	4.71%	4.71%

Class R Shares†
1 Year	34.45%	34.45%
5 Years	12.41%	12.41%
Since Inception*	1.71%	1.71%

Class K Shares†
1 Year	34.73%	34.73%
5 Years	12.71%	12.71%
Since Inception*	1.97%	1.97%

Class I Shares†
1 Year	35.16%	35.16%
5 Years	13.15%	13.15%
Since Inception*	2.36%	2.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.16%, 2.96% , 2.89%, 1.85%, 2.35%, 2.11% and 1.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. If interest expenses were excluded, net expenses would be 2.15%, 2.95%, 2.88%, 1.84%, 2.34%, 2.10%, 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	25.12%
5 Years	11.37%
10 Years	3.54%

Class B Shares
1 Year	25.79%
5 Years	11.44%
10 Years(a)	3.35%

Class C Shares
1 Year	28.86%
5 Years	11.51%
10 Years	3.24%

Advisor Class Shares†
1 Year	31.10%
5 Years	12.66%
10 Years	4.30%

Class R Shares†
1 Year	30.37%
5 Years	12.06%
Since Inception*	1.92%

Class K Shares†
1 Year	30.75%
5 Years	12.37%
Since Inception*	2.17%

Class I Shares†
1 Year	31.20%
5 Years	12.79%
Since Inception*	2.57%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,131.90	$11.49	2.15%
Hypothetical**	$1,000	$1,014.29	$10.86	2.15%
Class B
Actual	$1,000	$1,128.10	$15.36	2.88%
Hypothetical**	$1,000	$1,010.63	$14.52	2.88%
Class C
Actual	$1,000	$1,128.60	$15.31	2.87%
Hypothetical**	$1,000	$1,010.68	$14.47	2.87%
Advisor Class
Actual	$1,000	$1,133.20	$9.95	1.86%
Hypothetical**	$1,000	$1,015.74	$9.40	1.86%
Class R
Actual	$1,000	$1,130.20	$12.92	2.42%
Hypothetical**	$1,000	$1,012.94	$12.21	2.42%
Class K
Actual	$1,000	$1,132.00	$11.60	2.17%
Hypothetical**	$1,000	$1,014.19	$10.96	2.17%
Class I
Actual	$1,000	$1,133.30	$9.84	1.84%
Hypothetical**	$1,000	$1,015.84	$9.30	1.84%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Expense Example

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $46.6

*	All data are as of November 30, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Brazil, Hong Kong, Israel, Norway, Portugal, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Hewlett-Packard Co.	$880,943	1.9%
Citigroup, Inc.	845,132	1.8
Kroger Co. (The)	818,049	1.8
Vodafone Group PLC	719,310	1.5
GlaxoSmithKline PLC	718,510	1.5
European Aeronautic Defence and Space Co. NV	694,818	1.5
American International Group, Inc.	692,023	1.5
Samsung Electronics Co., Ltd.	691,411	1.5
Pfizer, Inc.	679,022	1.5
Societe Generale SA	654,172	1.4
	$7,393,390	15.9%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 20.7%
Capital Markets – 1.5%
Deutsche Bank AG (REG)	6,380	$306,278
Macquarie Group Ltd.	8,350	411,842

		718,120

Commercial Banks – 9.1%
Banco do Brasil SA	24,000	264,445
Bank Hapoalim BM	33,040	184,160
Bank of Montreal	5,290	366,474
CIT Group, Inc.	9,272	468,050
HSBC Holdings PLC	46,420	518,406
Mitsubishi UFJ Financial Group, Inc.	81,900	528,952
Sberbank of Russia (Sponsored ADR)	27,613	344,058
Societe Generale SA	11,400	654,172
Sumitomo Mitsui Financial Group, Inc.	6,900	343,322
Wells Fargo & Co.	12,430	547,169

		4,219,208

Consumer Finance – 1.1%
Capital One Financial Corp.	7,120	510,006

Diversified Financial Services – 3.1%
Bank of America Corp.	37,380	591,352
Citigroup, Inc.	15,970	845,132

		1,436,484

Insurance – 4.2%
American International Group, Inc.	13,910	692,023
Genworth Financial, Inc. – Class A(a)	22,210	335,593
Lincoln National Corp.	7,210	370,089
Muenchener Rueckversicherungs AG	1,400	305,712
PartnerRe Ltd.	2,430	250,047

		1,953,464

Real Estate Investment Trusts (REITs) – 0.7%
DiamondRock Hospitality Co.	28,060	320,726

Real Estate Management & Development – 1.0%
Aeon Mall Co., Ltd.	9,200	264,523
New World Development Co., Ltd.	157,000	211,594

		476,117

		9,634,125

Consumer Discretionary – 15.0%
Auto Components – 1.8%
Cie Generale des Etablissements Michelin – Class B	4,735	513,785
Valeo SA	3,140	333,016

		846,801

Automobiles – 3.9%
Ford Motor Co.	18,784	320,831
General Motors Co.(a)	13,000	503,490

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Kia Motors Corp.	8,300	$473,395
Volkswagen AG (Preference Shares)	1,970	522,025

		1,819,741

Household Durables – 1.1%
PulteGroup, Inc.	27,660	518,902

Media – 5.0%
Comcast Corp. – Class A	5,120	255,335
Gannett Co., Inc.	9,320	252,199
Liberty Global PLC – Class A(a)	2,174	186,551
Liberty Global PLC – Series C(a)	3,803	309,754
Regal Entertainment Group – Class A	11,820	230,254
Time Warner Cable, Inc. – Class A	3,450	476,859
Viacom, Inc. – Class B	7,877	631,499

		2,342,451

Multiline Retail – 0.8%
Macy’s, Inc.	6,540	348,320

Specialty Retail – 1.7%
GameStop Corp. – Class A	3,890	187,692
TJX Cos., Inc.	5,010	315,029
Yamada Denki Co., Ltd.	73,500	256,420

		759,141

Textiles, Apparel & Luxury Goods – 0.7%
Cie Financiere Richemont SA	3,230	327,284

		6,962,640

Information Technology – 14.2%
Communications Equipment – 1.6%
Cisco Systems, Inc.	19,590	416,287
Harris Corp.	5,060	326,421

		742,708

Computers & Peripherals – 3.1%
Apple, Inc.	750	417,053
Catcher Technology Co., Ltd.	26,000	158,074
Hewlett-Packard Co.	32,210	880,943

		1,456,070

Electronic Equipment, Instruments & Components – 1.6%
Arrow Electronics, Inc.(a)	4,430	227,436
Corning, Inc.	9,710	165,847
LG Display Co., Ltd.(a)	14,870	342,749

		736,032

IT Services – 1.1%
Amdocs Ltd.	5,840	236,286
Fujitsu Ltd.(a)	61,000	284,749

		521,035

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.5%
Xerox Corp.	21,140	$240,573

Semiconductors & Semiconductor Equipment – 3.6%
Applied Materials, Inc.	20,610	356,553
Micron Technology, Inc.(a)	14,260	300,886
Samsung Electronics Co., Ltd.	490	691,411
Sumco Corp.	32,200	312,883

		1,661,733

Software – 2.7%
Electronic Arts, Inc.(a)	15,830	351,109
Microsoft Corp.	9,030	344,314
Oracle Corp.	16,040	566,052

		1,261,475

		6,619,626

Health Care – 11.3%
Biotechnology – 1.5%
Actelion Ltd.(a)	4,220	351,269
Vertex Pharmaceuticals, Inc.(a)	4,972	345,156

		696,425

Health Care Equipment & Supplies – 0.7%
Medtronic, Inc.	6,000	343,920

Health Care Providers & Services – 1.9%
Aetna, Inc.	5,280	363,950
WellPoint, Inc.	5,650	524,772

		888,722

Pharmaceuticals – 7.2%
Astellas Pharma, Inc.	5,500	326,357
AstraZeneca PLC	6,380	365,842
Daiichi Sankyo Co., Ltd.	12,000	220,596
GlaxoSmithKline PLC	27,160	718,510
Novartis AG	6,680	528,121
Pfizer, Inc.	21,400	679,022
Roche Holding AG	1,810	504,854

		3,343,302

		5,272,369

Industrials – 7.9%
Aerospace & Defense – 2.3%
European Aeronautic Defence and Space Co. NV	9,790	694,818
Zodiac Aerospace	2,110	357,679

		1,052,497

Airlines – 0.1%
Qantas Airways Ltd.(a)	55,954	62,157

Electrical Equipment – 1.3%
Sumitomo Electric Industries Ltd.	39,100	610,297

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.5%
Hutchison Whampoa Ltd.	20,000	$254,535

Machinery – 1.6%
IHI Corp.	28,000	117,265
Illinois Tool Works, Inc.	4,000	318,320
Terex Corp.(a)	9,090	330,149

		765,734

Marine – 1.1%
AP Moeller – Maersk A/S – Class B	29	293,315
Nippon Yusen KK	68,000	210,962

		504,277

Road & Rail – 0.3%
East Japan Railway Co.	1,500	123,068

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	16,700	328,871

		3,701,436

Energy – 7.5%
Energy Equipment & Services – 1.9%
Halliburton Co.	8,280	436,190
Saipem SpA	11,390	255,199
Seadrill Ltd.	4,760	202,154

		893,543

Oil, Gas & Consumable Fuels – 5.6%
Cameco Corp.	10,710	217,113
ENI SpA	20,810	498,115
Gazprom OAO (Sponsored ADR)	31,090	269,550
Hess Corp.	3,971	322,167
JX Holdings, Inc.	65,800	342,644
Marathon Petroleum Corp.	5,710	472,446
Valero Energy Corp.	10,821	494,736

		2,616,771

		3,510,314

Consumer Staples – 7.2%
Beverages – 0.4%
Asahi Group Holdings Ltd.	6,500	178,165

Food & Staples Retailing – 3.3%
Koninklijke Ahold NV	26,650	484,810
Kroger Co. (The)	19,594	818,049
WM Morrison Supermarkets PLC	50,470	219,122

		1,521,981

Food Products – 0.5%
Dean Foods Co.(a)	12,630	227,087

Tobacco – 3.0%
Imperial Tobacco Group PLC	13,240	502,909
Japan Tobacco, Inc.	11,700	395,701

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	6,080	$520,083

		1,418,693

		3,345,926

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 3.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	162,308	271,435
Nippon Telegraph & Telephone Corp.	11,800	593,222
TDC A/S	27,219	244,191
Vivendi SA	25,440	645,262

		1,754,110

Wireless Telecommunication Services – 2.0%
Turkcell Iletisim Hizmetleri AS(a)	37,750	229,069
Vodafone Group PLC	194,022	719,310

		948,379

		2,702,489

Materials – 5.3%
Chemicals – 2.8%
Arkema SA	3,020	344,546
BASF SE	1,410	150,249
Incitec Pivot Ltd.	77,400	182,605
LyondellBasell Industries NV – Class A	5,370	414,457
Teijin Ltd.	92,000	201,424

		1,293,281

Metals & Mining – 2.1%
Barrick Gold Corp.(b)	8,190	135,736
Dowa Holdings Co., Ltd.	17,000	172,959
MMC Norilsk Nickel OJSC (ADR)	20,480	308,838
Rio Tinto PLC	6,750	358,464

		975,997

Paper & Forest Products – 0.4%
Duratex SA	34,900	204,384

		2,473,662

Utilities – 4.1%
Electric Utilities – 1.9%
Edison International	3,560	164,508
EDP – Energias de Portugal SA	114,020	431,253
Electricite de France(b)	7,660	284,781

		880,542

Gas Utilities – 0.4%
Snam SpA	31,640	170,085

Multi-Utilities – 1.8%
Centrica PLC	39,230	216,971
GDF Suez	5,060	117,262

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

National Grid PLC	39,910	$505,375

		839,608

		1,890,235

Total Common Stocks (cost $37,352,148)		46,112,822

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Equity Indices – 0.0%
S&P 500 Index Expiration: Dec 2013, Exercise Price: $ 1,635.00(a)(c) (premiums paid $54,576)	25	3,562

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(d) (cost $223,796)	223,796	223,796

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $37,630,520)		46,340,180

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $419,489)	419,489	419,489

Total Investments – 100.4% (cost $38,050,009)		46,759,669
Other assets less liabilities – (0.4)%		(177,958)

Net Assets – 100.0%		$46,581,711

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	December 2013	$156,337	$167,676	$11,339

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	192	KRW	205,357	2/18/14	$1,078
BNP Paribas SA	USD	948	NZD	1,140	2/18/14	(25,108)
Citibank, NA	EUR	1,128	USD	1,524	2/18/14	(8,588)
Citibank, NA	USD	1,881	SEK	12,023	2/18/14	(50,760)
Credit Suisse International	CHF	542	USD	607	2/18/14	8,756
Credit Suisse International	EUR	467	USD	628	2/18/14	(6,341)
Credit Suisse International	JPY	43,614	USD	440	2/18/14	13,759
Deutsche Bank AG London	JPY	191,605	USD	1,970	2/18/14	98,781
Goldman Sachs Capital Markets LP	JPY	171,203	USD	1,695	2/18/14	23,229
Goldman Sachs Capital Markets LP	USD	1,588	AUD	1,674	2/18/14	(71,759)
Goldman Sachs Capital Markets LP	USD	1,817	EUR	1,319	2/18/14	(24,892)
Goldman Sachs Capital Markets LP	USD	1,563	GBP	975	2/18/14	31,284
HSBC Bank USA	GBP	975	USD	1,572	2/18/14	(22,314)
Royal Bank of Canada	CAD	631	USD	603	2/18/14	10,725
Royal Bank of Scotland PLC	USD	1,149	NZD	1,402	2/18/14	(14,055)
Standard Chartered Bank	BRL	1,912	USD	846	12/03/13	27,252
Standard Chartered Bank	USD	826	BRL	1,912	12/03/13	(7,384)
Standard Chartered Bank	BRL	956	USD	412	1/03/14	5,778
Standard Chartered Bank	KRW	520,893	USD	487	2/18/14	(3,577)
State Street Bank & Trust Co.	EUR	191	USD	257	2/18/14	(2,347)
State Street Bank & Trust Co.	NOK	1,014	USD	171	2/18/14	5,511
State Street Bank & Trust Co.	SEK	5,094	USD	783	2/18/14	7,136
State Street Bank & Trust Co.	USD	118	NZD	142	2/18/14	(2,642)
State Street Bank & Trust Co.	USD	242	SEK	1,612	2/18/14	3,420

						$(3,058)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index(c)	25	$1,470.00	December 2013	$11,924	$(1,062)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound	JPY – Japanese Yen KRW – South Korean Won NOK – Norwegian Krone NZD – New Zealand Dollar SEK – Swedish Krona USD – United States Dollar

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

OJSC – Open Joint Stock Company

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $37,406,724)	$46,116,384	(a)
Affiliated issuers (cost $643,285—including investment of cash collateral for securities loaned of $419,489)	643,285
Cash	14,203	(b)
Foreign currencies, at value (cost $157,538)	156,969
Unrealized appreciation of forward currency exchange contracts	236,709
Dividends and interest receivable	158,317
Receivable for investment securities sold	131,472
Receivable for shares of beneficial interest sold	17,450

Total assets	47,474,789

Liabilities
Options written, at value (premiums received $11,924)	1,062
Payable for collateral received on securities loaned	419,489
Unrealized depreciation of forward currency exchange contracts	239,767
Audit fee payable	45,184
Payable for investment securities purchased	30,055
Advisory fee payable	28,289
Payable for shares of beneficial interest redeemed	19,381
Administrative fee payable	9,270
Distribution fee payable	8,664
Transfer Agent fee payable	3,247
Payable for variation margin on futures	341
Accrued expenses	88,329

Total liabilities	893,078

Net Assets	$46,581,711

Composition of Net Assets
Paid-in capital	$163,800,938
Undistributed net investment income	450,842
Accumulated net realized loss on investment and foreign currency transactions	(126,399,055)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,728,986

	$46,581,711

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$16,255,328	1,503,049	$10.81	*

B	$1,329,231	126,810	$10.48

C	$3,845,313	365,267	$10.53

Advisor	$21,739,457	1,996,304	$10.89

R	$782,215	73,242	$10.68

K	$1,669,444	155,752	$10.72

I	$960,723	88,303	$10.88

(a)	Includes securities on loan with a value of $399,483 (see Note E).

(b)	An amount of $12,615 has been segregated to collateralize margin requirements for open futures outstanding at November 30, 2013.

*	The maximum offering price per share for Class A shares was $11.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $66,580)	$1,052,859
Affiliated issuers	795
Securities lending income	19,017	$1,072,671

Expenses
Advisory fee (see Note B)	324,175
Distribution fee—Class A	45,452
Distribution fee—Class B	14,029
Distribution fee—Class C	32,267
Distribution fee—Class R	3,611
Distribution fee—Class K	3,535
Transfer agency—Class A	25,875
Transfer agency—Class B	3,071
Transfer agency—Class C	5,798
Transfer agency—Advisor Class	35,079
Transfer agency—Class R	1,631
Transfer agency—Class K	2,770
Transfer agency—Class I	1,087
Custodian	124,357
Trustees’ fees	59,351
Registration fees	53,359
Audit	52,861
Administrative	48,627
Legal	35,449
Printing	25,435
Miscellaneous	20,925

Total expenses		918,744

Net investment income		153,927

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		4,536,798
Futures		24,987
Foreign currency transactions		270,155
Net change in unrealized appreciation/depreciation of:
Investments		7,989,990
Futures		8,231
Options written		10,862
Foreign currency denominated assets and liabilities		(101,712)

Net gain on investment and foreign currency transactions		12,739,311

Net Increase in Net Assets from Operations		$12,893,238

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2013	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$153,927	$561,222
Net realized gain (loss) on investment and foreign currency transactions	4,831,940	(5,083,243)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,907,371	8,237,184

Net increase in net assets from operations	12,893,238	3,715,163
Dividends to Shareholders from
Net investment income
Class A	(163,175)	(573,066)
Class B	(3,445)	(51,115)
Class C	(9,808)	(102,098)
Advisor Class	(291,548)	(1,026,845)
Class R	(6,205)	(35,464)
Class K	(13,240)	(34,008)
Class I	(12,780)	(934,280)
Transactions in Shares of Beneficial Interest
Net decrease	(6,750,310)	(47,158,237)

Total increase (decrease)	5,642,727	(46,199,950)
Net Assets
Beginning of period	40,938,984	87,138,934

End of period (including undistributed net investment income of $450,842 and $235,963, respectively)	$46,581,711	$40,938,984

See notes to financial statements.

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$5,905,164		$3,728,961		$	– 0	–	$9,634,125
Consumer Discretionary	4,536,715		2,425,925			– 0	–	6,962,640
Information Technology	4,829,760		1,789,866			– 0	–	6,619,626
Health Care	2,256,820		3,015,549			– 0	–	5,272,369
Industrials	648,469		3,052,967			– 0	–	3,701,436
Energy	2,212,202		1,298,112			– 0	–	3,510,314
Consumer Staples	1,565,219		1,780,707			– 0	–	3,345,926
Telecommunication Services	515,626		2,186,863			– 0	–	2,702,489
Materials	1,063,415		1,410,247			– 0	–	2,473,662
Utilities	164,509		1,725,726			– 0	–	1,890,235
Options Purchased – Puts	– 0	–	3,562			– 0	–	3,562
Short-Term Investments	223,796		– 0	–		– 0	–	223,796
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	419,489		– 0	–		– 0	–	419,489

Total Investments in Securities	24,341,184		22,418,485	+		– 0	–	46,759,669
Other Financial Instruments*:
Assets:
Futures	– 0	–	11,339			– 0	–	11,339 #
Forward Currency Exchange Contracts	– 0	–	236,709			– 0	–	236,709
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(239,767)			– 0	–	(239,767)
Put Options Written	– 0	–	(1,062)			– 0	–	(1,062)

Total^^	$24,341,184		$22,425,704		$	– 0	–	$46,766,888

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

^^	There were no transfers between Level 1 and Level 2 during the reporting period.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, the reimbursement for such services amounted to $48,627.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $32,323 for the year ended November 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $614 from the sale of Class A shares and received $349, $305 and $310 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$ 137	$13,498	$13,411	$224	$	– 0	–*

*	Amount is less than $500.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $63,276, of which $0 and $181, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $61,526, $503,803, $178,077 and $50,783 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,162,137		$37,035,772
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written options transactions) are as follows:

Cost	$38,313,781

Gross unrealized appreciation	$9,311,842
Gross unrealized depreciation	(865,954)

Net unrealized appreciation	$8,445,888

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2013, the Fund held futures for non-hedging purposes.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2013, the Fund held written options for hedging purposes. During the year ended November 30, 2013, the Fund held purchased options for hedging purposes.

For the year ended November 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/12	– 0	–	$ – 0	–
Options written	25		11,924
Options expired	– 0	–	– 0	–
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 11/30/13	25		$11,924

At November 30, 2013, the maximum payments for the written put options are $3,675,000 with a fair value of $1,062 expiring December 2013, as reflected in the Portfolio of Investments. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $161,885. If a trigger event had occurred at November 30, 2013, for those derivatives in a net liability position, an amount of $161,885 would be required to be posted by the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

At November 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$11,339	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	236,709		Unrealized depreciation of forward currency exchange contracts	$239,767

Equity contracts	Investments in securities, at value	3,562

Equity contracts				Options written, at value	1,062

Total		$251,610			$240,829

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$24,987	$8,231

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	259,929	(99,681)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(106,268)	(51,014)

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$	– 0	–	$10,862

Total			$178,648		$(131,602)

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2013:

Futures:
Average original value of buy contracts	$184,917

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,361,389
Average principal amount of sale contracts	$14,651,754

Purchased Options Contracts:
Average cost amount	$92,170	(a)

(a)	Positions were open for eleven months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $399,483 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $419,489. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $19,017 and $589 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 1,155	$16,080	$16,816	$419

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class A
Shares sold	213,084	202,107	$2,033,456	$1,607,301

Shares issued in reinvestment of dividends	18,132	71,318	153,572	541,302

Shares converted from Class B	44,759	39,752	415,694	319,661

Shares redeemed	(490,236)	(760,050)	(4,611,440)	(6,072,841)

Net decrease	(214,261)	(446,873)	$(2,008,718)	$(3,604,577)

Class B
Shares sold	11,573	5,997	$102,554	$46,290

Shares issued in reinvestment of dividends	363	6,059	3,003	44,774

Shares converted to Class A	(45,987)	(40,927)	(415,694)	(319,661)

Shares redeemed	(31,636)	(64,335)	(283,820)	(500,743)

Net decrease	(65,687)	(93,206)	$(593,957)	$(729,340)

Class C
Shares sold	95,328	27,302	$915,496	$212,351

Shares issued in reinvestment of dividends	1,066	12,107	8,850	89,834

Shares redeemed	(112,705)	(217,855)	(1,026,822)	(1,686,801)

Net decrease	(16,311)	(178,446)	$(102,476)	$(1,384,616)

Advisor Class
Shares sold	191,196	102,100	$1,765,334	$814,065

Shares issued in reinvestment of dividends	34,011	133,194	289,429	1,014,941

Shares redeemed	(648,541)	(2,435,434)	(5,977,241)	(19,523,673)

Net decrease	(423,334)	(2,200,140)	$(3,922,478)	$(17,694,667)

Class R
Shares sold	17,263	19,876	$163,679	$158,607

Shares issued in reinvestment of dividends	739	4,729	6,204	35,463

Shares redeemed	(33,131)	(79,495)	(302,984)	(607,933)

Net decrease	(15,129)	(54,890)	$(133,101)	$(413,863)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class K
Shares sold	114,410	22,447	$1,085,358	$178,228

Shares issued in reinvestment of dividends	1,576	4,522	13,239	34,007

Shares redeemed	(82,941)	(35,602)	(800,916)	(285,684)

Net increase (decrease)	33,045	(8,633)	$297,681	$(73,449)

Class I
Shares sold	6,311	7,251	$58,883	$58,414

Shares issued in reinvestment of dividends	1,504	123,256	12,780	934,280

Shares redeemed	(39,907)	(3,001,052)	(358,924)	(24,250,419)

Net decrease	(32,092)	(2,870,545)	$(287,261)	$(23,257,725)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$500,201	$2,756,876

Total taxable distributions	500,201	2,756,876

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$508,065
Accumulated capital and other losses	(126,224,377	)(a)
Unrealized appreciation/(depreciation)	8,497,086	(b)

Total accumulated earnings/(deficit)	$(117,219,226)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $126,224,377. During the fiscal year, the Fund utilized $3,855,749 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $126,224,377 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 14,232,223	n/a	2016
97,859,382	n/a	2017
10,581,336	n/a	2018
2,611,262	n/a	2019
564,543	$375,631	No expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.12	$ 7.98	$ 9.02	$ 8.88		$ 6.59

Income From Investment Operations
Net investment income(a)	.03	.07	.09	.07		.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76	.34	(.69)	.16		2.16

Net increase (decrease) in net asset value from operations	2.79	.41	(.60)	.23		2.29

Less: Dividends
Dividends from net investment income	(.10)	(.27)	(.44)	(.09)		– 0	–

Net asset value, end of period	$ 10.81	$ 8.12	$ 7.98	$ 9.02		$ 8.88

Total Return
Total investment return based on net asset value(c)	34.67%*	5.36%	(7.32)%*	2.57	%*	34.75	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,255	$13,949	$17,280	$26,794		$47,523
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.19%	2.16%	1.62%	1.59	%+	1.50%
Expenses, before waivers/reimbursements(d)	2.19%	2.16%	1.62%	1.59	%+	1.51%
Net investment income	.30%	.85%	.94%	.83	%+	1.84	%(b)
Portfolio turnover rate	66%	52%	72%	61%		53%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 7.86	$ 7.70	$ 8.71	$ 8.59		$ 6.43

Income From Investment Operations
Net investment income (loss)(a)	(.04)	.00 (e)	.01	.00	(e)	.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.68	.34	(.65)	.15		2.10

Net increase (decrease) in net asset value from operations	2.64	.34	(.64)	.15		2.16

Less: Dividends
Dividends from net investment income	(.02)	(.18)	(.37)	(.03)		– 0	–

Net asset value, end of period	$ 10.48	$ 7.86	$ 7.70	$ 8.71		$ 8.59

Total Return
Total investment return based on net asset value(c)	33.62%*	4.58%	(7.99)%*	1.69	%*	33.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,329	$1,512	$2,201	$3,581		$5,556
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.94%	2.96%	2.42%	2.38	%+	2.29%
Expenses, before waivers/reimbursements(d)	2.94%	2.96%	2.42%	2.38	%+	2.31%
Net investment income (loss)	(.46)%	.02%	.13%	.03	%+	.90	%(b)
Portfolio turnover rate	66%	52%	72%	61%		53%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 7.89	$ 7.74	$ 8.75	$ 8.62		$ 6.45

Income From Investment Operations
Net investment income (loss)(a)	(.04)	.01	.02	.01		.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.71	.33	(.66)	.15		2.10

Net increase (decrease) in net asset value from operations	2.67	.34	(.64)	.16		2.17

Less: Dividends
Dividends from net investment income	(.03)	(.19)	(.37)	(.03)		– 0	–

Net asset value, end of period	$ 10.53	$ 7.89	$ 7.74	$ 8.75		$ 8.62

Total Return
Total investment return based on net asset value(c)	33.88%*	4.58%	(7.95)%*	1.80	%*	33.64	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,845	$3,012	$4,337	$6,355		$7,769
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.91%	2.89%	2.35%	2.32	%+	2.23%
Expenses, before waivers/reimbursements(d)	2.91%	2.89%	2.35%	2.32	%+	2.24%
Net investment income (loss)	(.43)%	.12%	.22%	.12	%+	.94	%(b)
Portfolio turnover rate	66%	52%	72%	61%		53%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.18	$ 8.04	$ 9.09	$ 8.95		$ 6.63

Income From Investment Operations
Net investment income(a)	.06	.09	.11	.10		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	.35	(.68)	.16		2.18

Net increase (decrease) in net asset value from operations	2.83	.44	(.57)	.26		2.32

Less: Dividends
Dividends from net investment income	(.12)	(.30)	(.48)	(.12)		– 0	–

Net asset value, end of period	$ 10.89	$ 8.18	$ 8.04	$ 9.09		$ 8.95

Total Return
Total investment return based on net asset value(c)	35.07%*	5.72%	(7.01)%*	2.90	%*	34.99	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,740	$19,788	$37,161	$62,660		$96,246
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.89%	1.85%	1.32%	1.29	%+	1.19%
Expenses, before waivers/reimbursements(d)	1.89%	1.85%	1.32%	1.29	%+	1.19%
Net investment income	.58%	1.13%	1.24%	1.13	%+	1.99	%(b)
Portfolio turnover rate	66%	52%	72%	61%		53%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.01	$ 7.88	$ 8.87	$ 8.75		$ 6.51

Income From Investment Operations
Net investment income(a)	.00 (e)	.05	.05	.05		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.74	.33	(.66)	.14		2.13

Net increase (decrease) in net asset value from operations	2.74	.38	(.61)	.19		2.24

Less: Dividends
Dividends from net investment income	(.07)	(.25)	(.38)	(.07)		– 0	–

Net asset value, end of period	$ 10.68	$ 8.01	$ 7.88	$ 8.87		$ 8.75

Total Return
Total investment return based on net asset value(c)	34.45%*	4.97%	(7.45)%*	2.22	%*	34.41	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$782	$708	$1,128	$1,720		$3,147
Ratio to average net assets of:
Expenses(d)	2.45%	2.35%	1.94%	1.85	%+	1.69%
Net investment income	.02%	.69%	.62%	.60	%+	1.56%
Portfolio turnover rate	66%	52%	72%	61%		53%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.06	$ 7.91	$ 8.95	$ 8.84		$ 6.56

Income From Investment Operations
Net investment income(a)	.03	.07	.08	.08		.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.74	.34	(.67)	.14		2.15

Net increase (decrease) in net asset value from operations	2.77	.41	(.59)	.22		2.28

Less: Dividends
Dividends from net investment income	(.11)	(.26)	(.45)	(.11)		– 0	–

Net asset value, end of period	$ 10.72	$ 8.06	$ 7.91	$ 8.95		$ 8.84

Total Return
Total investment return based on net asset value(c)	34.73%*	5.39%	(7.24)%*	2.47	%*	34.76	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,670	$989	$1,038	$1,565		$1,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.16%	2.11%	1.67%	1.58	%+	1.43%
Expenses, before waivers/reimbursements(d)	2.16%	2.11%	1.67%	1.58	%+	1.43%
Net investment income	.34%	.91%	.89%	.90	%+	1.78	%(b)
Portfolio turnover rate	66%	52%	72%	61%		53%
See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 8.15	$ 8.02	$ 9.08	$ 8.94		$ 6.61

Income From Investment Operations
Net investment income(a)	.06	.10	.12	.11		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78	.34	(.69)	.16		2.19

Net increase (decrease) in net asset value from operations	2.84	.44	(.57)	.27		2.33

Less: Dividends
Dividends from net investment income	(.11)	(.31)	(.49)	(.13)		– 0	–

Net asset value, end of period	$ 10.88	$ 8.15	$ 8.02	$ 9.08		$ 8.94

Total Return
Total investment return based on net asset value(c)	35.16%*	5.82%	(6.96)%*	3.04	%*	35.25	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$961	$981	$23,994	$22,265		$33,910
Ratio to average net assets of:
Expenses(d)	1.84%	1.43%	1.25%	1.15	%+	1.06%
Net investment income	.65%	1.16%	1.37%	1.26	%+	1.98%
Portfolio turnover rate	66%	52%	72%	61%		53%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	For the year ended November 30, 2012, the expense ratios excluding interest expense would have been 2.15%, 2.95%, 2.88%, 1.85%, 2.34%, 2.10% and 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2013, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.55%, 0.01%, 0.03% and 0.01%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Value Fund (one of the funds constituting AllianceBernstein Trust (the “Fund”)), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Value Fund (one of the funds constituting AllianceBernstein Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2014

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013. For corporate shareholders, 98.60% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2013, the Fund designates $787,032 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

2013 Federal Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (2001)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ++ 81 (2001)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay 53	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Kevin F. Simms 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Takeo Aso 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Avi Lavi 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30 – May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$42.3	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,606 (0.096% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.85 2.16 2.96 2.89 2.35 2.11 1.43	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

Fund	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$42.3	Global Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on the balance Minimum Account Size: $25m	0.718%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg	Fee[8]
Global Value Fund	Global Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Value Fund[13]	0.750	0.835	2/10

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	The Fund’s EG includes the Fund, three other Global Multi-Cap Value Funds (“GMLV”) and six Global Multi-Cap Core Funds (“GMLC”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Value Fund[16]	2.146	1.525	10/10	1.352	23/23

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other GMLV and GMLC, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $239, $108,402 and $1,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $42,926 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

Global Value Fund	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.05	8.99	9.91	4/4	11/14
3 year	4.37	7.54	8.26	4/4	11/12
5 year	-5.41	0.60	3.87	3/3	10/10
10 year	5.22	7.88	7.88	3/3	5/5

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Value Fund	6.05	4.37	-5.41	5.22	2.48	20.26	0.27	10
MSCI World Index (Net)	10.69	9.81	1.56	8.59	4.38	16.15	0.48	10
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

22	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

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Select US Equity Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1113

ANNUAL REPORT

AllianceBernstein

Discovery Value Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 13, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Value Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2013. The inception date for Class Z shares was October 15, 2013; due to less than six months of performance history, there is no comparison to the benchmark.

During the 12-month period, all share classes of the Fund outperformed the benchmark and the Russell 2500 Index. Holdings within the financials, energy and technology sectors contributed most to the gain. An underweight in the consumer growth sector and stock selection in the industrial resources and consumer staples sectors offset relative performance.

During the six-month period, all share classes of the Fund outperformed the benchmark, excluding Class C shares; all share classes underperformed the Russell 2500 Index. Cyclical stocks outpaced defensive stocks; stock selection in the energy, financials, and technology sectors was the main driver

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	1

of the outperformance. Holdings and an underweight position in the consumer growth sector, as well as stock selection in the industrial resources sector, detracted and offset the positive results.

The Fund did not employ derivatives during either period.

Market Review and Investment Strategy

U.S. and global equity markets surged in 2013, as investors gained confidence that challenges to economic growth and market stability would be contained, and the actions of the U.S. Federal Reserve (the “Fed”) drove market actions. Small- and mid-cap value stocks achieved solid double-digit returns for the 12-month period ended November 30, 2013, as measured by the benchmark, and beat the broad market, as represented by the S&P 500 Index.

Fed Chairman Ben Bernanke first hinted in May that the Fed might begin tempering its monetary support, which had kept U.S. interest rates at a 50-year low and had fueled a liquidity-driven rally that bolstered risk assets. Positive sentiment about the continuation of the Fed’s stimulus campaign faded somewhat, however, as investors eventually refocused on the mixed economic conditions that had brought about the decision. Adding to investor anxiety were growing worries about a deadlocked budget and debt-ceiling negotiations in the U.S.; news that such a calamitous scenario would be avoided with an eleventh-hour deal by U.S. policymakers to raise the country’s borrowing limit—at least for the short term—sparked a relief rally in November.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep-value discipline. As the economy continues its growth, the Fund’s emphasis continues to be at the stock-specific level, where the trend is focused on what the Team considers to be attractively-valued companies with solid balance sheets and strong free cash flow.

2	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the unmanaged Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months		12 Months
AllianceBernstein Discovery Value Fund
Class A	12.33%		38.20%

Class B*	12.33%		38.14%

Class C	11.96%		37.25%

Advisor Class†	12.52%		38.58%

Class R†	12.20%		37.81%

Class K†	12.35%		38.13%

Class I†	12.54%		38.64%

Class Z†	4.97%	‡

Russell 2500 Value Index	11.97%		34.29%

Russell 2500 Index	14.33%		36.90%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡      Inception date: 10/15/2013.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Discovery Value Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	38.20%	32.35%
5 Years	23.03%	21.96%
10 Years	10.26%	9.78%

Class B Shares
1 Year	38.14%	34.14%
5 Years	22.87%	22.87%
10 Years(a)	9.91%	9.91%

Class C Shares
1 Year	37.25%	36.25%
5 Years	22.18%	22.18%
10 Years	9.49%	9.49%

Advisor Class Shares*
1 Year	38.58%	38.58%
5 Years	23.40%	23.40%
10 Years	10.59%	10.59%

Class R Shares*
1 Year	37.81%	37.81%
5 Years	22.76%	22.76%
10 Years	10.06%	10.06%

Class K Shares*	38.13%	38.13%
1 Year	23.08%	23.08%
5 Years	8.86%	8.86%
Since Inception†

Class I Shares*
1 Year	38.64%	38.64%
5 Years	23.43%	23.43%
Since Inception†	9.15%	9.15%

Class Z Shares*
Since Inception†	4.97%	4.97%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.28%, 2.04%, 2.00%, 0.98%, 1.56%, 1.25%, 0.90% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class K, Class I and Class Z shares are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	31.38%
5 Years	20.58%
10 Years	9.55%

Class B Shares
1 Year	33.18%
5 Years	21.46%
10 Years(a)	9.68%

Class C Shares
1 Year	35.25%
5 Years	20.77%
10 Years	9.24%

Advisor Class Shares*
1 Year	37.66%
5 Years	21.99%
10 Years	10.35%

Class R Shares*
1 Year	36.79%
5 Years	21.34%
10 Years	9.81%

Class K Shares*
1 Year	37.20%
5 Years	21.67%
Since Inception†	9.09%

Class I Shares*
1 Year	37.67%
5 Years	22.02%
Since Inception†	9.38%

Class Z Shares*
Since Inception†	7.73%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class K, Class I and Class Z shares are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,123.30	$6.44		1.21%
Hypothetical**	$1,000	$1,019.00	$6.12		1.21%
Class B
Actual	$1,000	$1,123.30	$6.76		1.27%
Hypothetical**	$1,000	$1,018.70	$6.43		1.27%
Class C
Actual	$1,000	$1,119.60	$10.15		1.91%
Hypothetical**	$1,000	$1,015.49	$9.65		1.91%
Advisor Class
Actual	$1,000	$1,125.20	$4.85		0.91%
Hypothetical**	$1,000	$1,020.51	$4.61		0.91%
Class R
Actual	$1,000	$1,122.00	$8.09		1.52%
Hypothetical**	$1,000	$1,017.45	$7.69		1.52%
Class K
Actual	$1,000	$1,123.50	$6.55		1.23%
Hypothetical**	$1,000	$1,018.90	$6.23		1.23%
Class I
Actual	$1,000	$1,125.40	$4.69		0.88%
Hypothetical**	$1,000	$1,020.66	$4.46		0.88%
Class Z
Actual	$1,000	$1,049.70	$0.99	***	0.75	%***
Hypothetical**	$1,000	$1,021.31	$3.80	***	0.75	%***

See footnotes on page 9.

8	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Expense Examples

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual Expense paid are based on the period from October 15, 2013 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 47/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 183/365 (to reflect the one-half year period).

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	9

Expense Examples

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,361.6

TEN LARGEST HOLDINGS†

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Lear Corp.	$34,915,059	1.5%
Genworth Financial, Inc. – Class A	34,649,496	1.5
Huntington Bancshares, Inc./OH	34,573,532	1.4
Aspen Insurance Holdings Ltd.	33,543,750	1.4
PulteGroup, Inc.	33,439,325	1.4
First Niagara Financial Group, Inc.	33,351,823	1.4
Tenneco, Inc.	32,800,082	1.4
Vishay Intertechnology, Inc.	32,714,322	1.4
Avnet, Inc.	32,399,997	1.4
Arrow Electronics, Inc.	32,338,501	1.4
	$334,725,887	14.2%

*	All data are as of November 30, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 28.6%
Capital Markets – 1.3%
E*Trade Financial Corp.(a)	1,745,540	$31,280,077

Commercial Banks – 10.3%
Associated Banc-Corp	1,287,385	22,194,517
CapitalSource, Inc.	2,085,270	29,318,896
Comerica, Inc.	697,390	31,626,637
First Niagara Financial Group, Inc.	2,993,880	33,351,823
Huntington Bancshares, Inc./OH	3,766,180	34,573,532
Popular, Inc.(a)	933,929	26,691,691
Susquehanna Bancshares, Inc.	1,189,023	14,969,800
Webster Financial Corp.	644,570	19,001,924
Zions Bancorporation	1,067,359	31,305,639

		243,034,459

Insurance – 8.5%
American Financial Group, Inc./OH	526,830	30,377,018
Aspen Insurance Holdings Ltd.	829,880	33,543,750
Genworth Financial, Inc. – Class A(a)	2,293,150	34,649,496
PartnerRe Ltd.	221,810	22,824,249
Reinsurance Group of America, Inc. – Class A	303,440	22,751,931
Unum Group	807,280	27,100,390
Validus Holdings Ltd.	720,560	28,858,428

		200,105,262

Real Estate Investment Trusts (REITs) – 8.3%
BioMed Realty Trust, Inc.	927,371	17,230,553
Camden Property Trust	301,150	17,442,608
DDR Corp.	855,820	13,684,562
DiamondRock Hospitality Co.	2,344,340	26,795,806
LTC Properties, Inc.	663,300	25,543,683
Medical Properties Trust, Inc.	1,781,060	23,527,802
Mid-America Apartment Communities, Inc.	375,190	22,601,446
Parkway Properties, Inc./MD(b)	1,470,740	26,899,834
RLJ Lodging Trust	334,705	8,079,779
STAG Industrial, Inc.	682,210	14,790,313

		196,596,386

Thrifts & Mortgage Finance – 0.2%
Essent Group Ltd.(a)	159,840	3,474,922

		674,491,106

Consumer Discretionary – 18.7%
Auto Components – 5.3%
Dana Holding Corp.	1,351,430	27,407,000
Lear Corp.	421,120	34,915,059
Tenneco, Inc.(a)	571,430	32,800,082
TRW Automotive Holdings Corp.(a)	395,580	30,697,008

		125,819,149

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.2%
Thor Industries, Inc.	515,470	$27,871,463

Hotels, Restaurants & Leisure – 0.8%
DineEquity, Inc.	238,890	20,097,816

Household Durables – 3.5%
Meritage Homes Corp.(a)	588,398	25,642,385
NVR, Inc.(a)	23,535	22,828,479
PulteGroup, Inc.	1,782,480	33,439,325

		81,910,189

Media – 2.6%
Gannett Co., Inc.	1,119,090	30,282,575
Regal Entertainment Group – Class A	1,659,110	32,319,463

		62,602,038

Specialty Retail – 4.3%
Children’s Place Retail Stores, Inc. (The)(a)	519,250	28,558,750
GameStop Corp. – Class A	324,870	15,674,977
Men’s Wearhouse, Inc. (The)	572,058	29,243,605
Office Depot, Inc.(a)(b)	5,009,690	27,252,714

		100,730,046

Textiles, Apparel & Luxury Goods – 1.0%
Jones Group, Inc. (The)	1,633,070	22,928,303

		441,959,004

Information Technology – 16.1%
Communications Equipment – 1.1%
Harris Corp.	409,780	26,434,908

Electronic Equipment, Instruments & Components – 8.2%
Anixter International, Inc.(a)	227,130	20,078,292
Arrow Electronics, Inc.(a)	629,889	32,338,501
Avnet, Inc.	812,030	32,399,997
Flextronics International Ltd.(a)	1,401,530	10,623,598
Insight Enterprises, Inc.(a)	914,233	22,005,589
Jabil Circuit, Inc.	1,118,860	22,679,292
TTM Technologies, Inc.(a)	2,071,780	20,096,266
Vishay Intertechnology, Inc.(a)	2,530,110	32,714,322

		192,935,857

IT Services – 2.2%
Amdocs Ltd.	778,640	31,503,774
Convergys Corp.	1,033,452	21,206,435

		52,710,209

Semiconductors & Semiconductor Equipment – 3.8%
Entegris, Inc.(a)	2,343,130	25,727,567
Lam Research Corp.(a)	548,970	28,606,827
Micron Technology, Inc.(a)	942,815	19,893,396

12	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

MKS Instruments, Inc.	521,306	$15,519,280

		89,747,070

Software – 0.8%
Electronic Arts, Inc.(a)	859,370	19,060,827

		380,888,871

Materials – 8.5%
Chemicals – 2.6%
Chemtura Corp.(a)	1,139,040	30,070,656
Huntsman Corp.	1,403,940	32,192,344

		62,263,000

Containers & Packaging – 2.4%
Avery Dennison Corp.	519,050	25,381,545
Graphic Packaging Holding Co.(a)	3,450,300	30,983,694

		56,365,239

Metals & Mining – 3.5%
Commercial Metals Co.	1,555,300	30,203,926
Reliance Steel & Aluminum Co.	323,285	23,771,146
Steel Dynamics, Inc.	1,577,740	28,746,423

		82,721,495

		201,349,734

Industrials – 8.3%
Commercial Services & Supplies – 0.8%
Steelcase, Inc. – Class A	1,245,790	20,343,751

Construction & Engineering – 2.3%
Granite Construction, Inc.	787,900	24,621,875
Tutor Perini Corp.(a)	1,207,730	29,577,308

		54,199,183

Electrical Equipment – 0.9%
General Cable Corp.	733,550	21,375,647

Machinery – 1.6%
Kennametal, Inc.	153,520	7,289,130
Terex Corp.(a)	861,600	31,293,312

		38,582,442

Road & Rail – 2.0%
Con-way, Inc.	688,251	28,486,709
Ryder System, Inc.	256,459	17,911,096

		46,397,805

Trading Companies & Distributors – 0.7%
Aircastle Ltd.	842,420	15,770,102

		196,668,930

Energy – 5.9%
Energy Equipment & Services – 1.4%
Bristow Group, Inc.	192,684	15,453,257
Helix Energy Solutions Group, Inc.(a)	738,380	16,399,420

		31,852,677

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp.(a)(b)	993,830	$26,724,089
Cimarex Energy Co.	264,920	25,056,134
Stone Energy Corp.(a)	695,930	23,021,364
Western Refining, Inc.(b)	818,890	31,994,032

		106,795,619

		138,648,296

Utilities – 5.4%
Electric Utilities – 2.0%
NV Energy, Inc.	825,440	19,521,656
PNM Resources, Inc.	1,183,143	27,531,738

		47,053,394

Gas Utilities – 3.4%
Atmos Energy Corp.	660,870	29,375,671
Southwest Gas Corp.	423,020	22,445,441
UGI Corp.	695,765	28,011,499

		79,832,611

		126,886,005

Health Care – 3.5%
Health Care Providers & Services – 3.5%
Health Net, Inc./CA(a)	942,370	28,789,403
LifePoint Hospitals, Inc.(a)	576,907	29,554,946
Molina Healthcare, Inc.(a)	213,236	7,164,729
Universal Health Services, Inc. – Class B	219,160	18,065,359

		83,574,437

Consumer Staples – 1.2%
Food Products – 1.2%
Dean Foods Co.(a)	1,525,950	27,436,581

Total Common Stocks (cost $1,749,134,251)		2,271,902,964

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $86,883,342)	86,883,342	86,883,342

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $1,836,017,593)		2,358,786,306

14	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $41,140,461)	41,140,461	$41,140,461

Total Investments – 101.6% (cost $1,877,158,054)		2,399,926,767
Other assets less liabilities – (1.6)%		(38,305,363)

Net Assets – 100.0%		$2,361,621,404

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,749,134,251)	$2,271,902,964	(a)
Affiliated issuers (cost $128,023,803 – including investment of cash collateral for securities loaned of $41,140,461)	128,023,803
Receivable for investment securities sold	25,136,963
Receivable for shares of beneficial interest sold	2,654,308
Dividends and interest receivable	2,041,782

Total assets	2,429,759,820

Liabilities
Payable for collateral received on securities loaned	40,026,061
Payable for investment securities purchased	21,607,945
Payable for shares of beneficial interest redeemed	3,089,814
Advisory fee payable	1,434,125
Collateral due to Securities Lending Agent	1,114,400
Distribution fee payable	394,924
Transfer Agent fee payable	93,771
Administrative fee payable	9,269
Accrued expenses	368,107

Total liabilities	68,138,416

Net Assets	$2,361,621,404

Composition of Net Assets
Paid-in capital	$1,636,450,306
Undistributed net investment income	3,770,880
Accumulated net realized gain on investment transactions	198,631,505
Net unrealized appreciation on investments	522,768,713

	$2,361,621,404

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$730,909,165	31,958,962	$22.87	*

B	$17,355,502	793,647	$21.87

C	$171,167,395	8,017,890	$21.35

Advisor	$895,950,072	38,507,878	$23.27

R	$144,844,915	6,430,269	$22.53

K	$70,369,936	3,105,254	$22.66

I	$331,013,924	14,518,459	$22.80

Z	$10,495	460.40	$22.80

(a)	Includes securities on loan with a value of $38,397,603 (see Note E).

*	The maximum offering price per share for Class A shares was $23.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Dividends
Unaffiliated issuers	$29,698,896
Affiliated issuers	80,832
Securities lending income	475,075	$30,254,803

Expenses
Advisory fee (see Note B)	15,136,491
Distribution fee—Class A	1,934,500
Distribution fee—Class B	196,380
Distribution fee—Class C	1,504,756
Distribution fee—Class R	711,861
Distribution fee—Class K	151,204
Transfer agency—Class A	896,974
Transfer agency—Class B	30,779
Transfer agency—Class C	214,451
Transfer agency—Advisor Class	1,065,899
Transfer agency—Class R	357,132
Transfer agency—Class K	120,394
Transfer agency—Class I	254,497
Custodian	221,980
Printing	146,685
Registration fees	78,570
Trustees’ fees	59,350
Legal	58,385
Administrative	50,815
Audit	48,312
Miscellaneous	58,396

Total expenses	23,297,811
Less: expenses waived and reimbursed by the Distributor (see Note C)	(127,647)

Net expenses		23,170,164

Net investment income		7,084,639

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		229,069,539
Net change in unrealized appreciation/depreciation of investments		399,165,320

Net gain on investment transactions		628,234,859

Net Increase in Net Assets from Operations		$635,319,498

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2013	Year Ended November 30, 2012
Increase in Net Assets from Operations
Net investment income	$7,084,639	$5,828,440
Net realized gain on investment transactions	229,069,539	83,540,864
Net change in unrealized appreciation/depreciation of investments	399,165,320	124,960,592

Net increase in net assets from operations	635,319,498	214,329,896
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,777,694)	(841,942)
Class B	(44,694)	(23,744)
Advisor Class	(4,124,876)	(1,262,322)
Class R	(217,613)	– 0	–
Class K	(212,814)	(80,372)
Class I	(1,145,018)	(1,020,772)
Net realized gain on investment transactions
Class A	(24,591,405)	(30,949,801)
Class B	(1,059,878)	(1,818,641)
Class C	(6,560,673)	(8,129,604)
Advisor Class	(28,770,253)	(16,572,487)
Class R	(6,450,670)	(6,368,791)
Class K	(2,419,668)	(2,238,246)
Class I	(7,542,577)	(11,874,543)
Transactions in Shares of Beneficial Interest
Net increase	169,299,277	134,262,681

Total increase	719,700,942	267,411,312
Net Assets
Beginning of period	1,641,920,462	1,374,509,150

End of period (including undistributed net investment income of $3,770,880 and $4,223,794, respectively)	$2,361,621,404	$1,641,920,462

See notes to financial statements.

18	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Discovery Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. As of November 30, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	19

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

20	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	21

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,271,902,964		$	– 0	–	$	– 0	–	$2,271,902,964
Short-Term Investments	86,883,342			– 0	–		– 0	–	86,883,342
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	41,140,461			– 0	–		– 0	–	41,140,461

Total Investments in Securities	2,399,926,767			– 0	–		– 0	–	2,399,926,767
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,399,926,767		$	– 0	–	$	– 0	–	$2,399,926,767

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

22	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	23

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on February 29, 2012.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, the reimbursement for such services amounted to $50,815.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,028,744 for the year ended November 30, 2013.

24	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $18,084 from the sale of Class A shares and received $10,041, $2,647 and $6,593 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$14,079	$606,381	$533,577	$86,883	$41

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $3,256,429, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	25

Notes to Financial Statements

of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2013, such waiver amounted to $127,647. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $153,840, $2,817,823, $1,498,537 and $482,561 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,113,631,537		$1,102,117,063
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,884,707,881

Gross unrealized appreciation	$539,071,859
Gross unrealized depreciation	(23,852,973)

Net unrealized appreciation	515,218,886

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2013.

26	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $38,397,603 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $41,140,461. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $475,075 and $40,072 from the

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	27

Notes to Financial Statements

borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 31,483	$521,113	$511,456	$41,140

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class A
Shares sold	10,110,962	6,158,777	$200,107,756	$101,597,945

Shares issued in reinvestment of dividends and distributions	1,416,728	1,943,010	24,495,229	29,533,737

Shares converted from Class B	411,288	520,571	8,058,093	8,628,515

Shares redeemed	(10,040,858)	(12,938,399)	(200,008,734)	(213,025,647)

Net increase (decrease)	1,898,120	(4,316,041)	$32,652,344	$(73,265,450)

Class B
Shares sold	33,424	36,453	$635,169	$574,612

Shares issued in reinvestment of dividends and distributions	63,240	118,761	1,045,983	1,730,351

Shares converted to Class A	(430,018)	(543,555)	(8,058,093)	(8,628,515)

Shares redeemed	(166,020)	(320,557)	(3,108,402)	(5,081,808)

Net decrease	(499,374)	(708,898)	$(9,485,343)	$(11,405,360)

28	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012		Year Ended November 30, 2013	Year Ended November 30, 2012

Class C
Shares sold	1,235,106	1,014,019		$23,553,503		$15,777,777

Shares issued in reinvestment of distributions	369,381	513,461		6,002,438		7,383,568

Shares redeemed	(1,620,212)	(2,494,328)		(29,904,404)		(38,756,311)

Net decrease	(15,725)	(966,848)		$(348,463)		$(15,594,966)

Advisor Class
Shares sold	10,564,750	23,815,824		$214,589,772		$386,795,220

Shares issued in reinvestment of dividends and distributions	1,739,833	1,053,283		30,516,679		16,241,626

Shares redeemed	(8,864,445)	(7,900,640)		(179,549,813)		(132,570,341)

Net increase	3,440,138	16,968,467		$65,556,638		$270,466,505

Class R
Shares sold	1,975,806	2,829,385		$38,715,477		$46,327,290

Shares issued in reinvestment of distributions	390,394	423,435		6,667,933		6,368,461

Shares redeemed	(3,785,403)	(2,188,788)		(74,278,005)		(35,630,180)

Net increase (decrease)	(1,419,203)	1,064,032		$(28,894,595)		$17,065,571

Class K
Shares sold	974,895	1,302,081		$19,417,741		$21,547,135

Shares issued in reinvestment of dividends and distributions	153,677	153,754		2,632,480		2,318,615

Shares redeemed	(968,625)	(945,354)		(19,064,095)		(15,546,540)

Net increase	159,947	510,481		$2,986,126		$8,319,210

Class I
Shares sold	9,362,515	2,083,013		$181,807,891		$34,406,650

Shares issued in reinvestment of dividends and distributions	503,222	849,895		8,643,801		12,850,406

Shares redeemed	(4,545,168)	(6,725,590)		(83,629,122)		(108,579,885)

Net increase (decrease)	5,320,569	(3,792,682)		$106,822,570		$(61,322,829)

Class Z*
Shares sold	460.40	– 0	–	$10,000	$	— 0	–

Net increase	460.40	– 0	–	$10,000	$	– 0	–

*	Commenced distribution on October 15, 2013.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	29

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

30	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$37,516,975	$3,229,152
Net long-term capital gains	47,400,858	77,952,113

Total taxable distributions	$84,917,833	$81,181,265

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$60,519,545
Undistributed capital gain	149,432,667
Unrealized appreciation/(depreciation)	515,218,886	(a)

Total accumulated earnings/(deficit)	$725,171,098

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	31

Notes to Financial Statements

and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2013	2012		2011		2010		2009.

Net asset value, beginning of period	$ 17.40	$ 16.11		$ 16.38		$ 13.13		$ 9.18

Income From Investment Operations
Net investment income(a)	.05	.06	(b)	.03	(b)	.02	(b)	.05	(b)
Net realized and unrealized gain (loss) on investment transactions	6.31	2.18		(.29)		3.27		3.99

Net increase (decrease) in net asset value from operations	6.36	2.24		(.26)		3.29		4.04

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.03)		(.01)		(.04)		(.09)
Distributions from net realized gain on investment transactions	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.89)	(.95)		(.01)		(.04)		(.09)

Net asset value, end of period	$ 22.87	$ 17.40		$ 16.11		$ 16.38		$ 13.13

Total Return
Total investment return based on net asset value(c)	38.20%	14.71%		(1.57)%		25.11%		44.38	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$730,909	$523,130		$553,923		$555,971		$411,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22%	1.25%		1.15%		1.15	%+	1.15%
Expenses, before waivers/reimbursements	1.22%	1.28%		1.27%		1.33	%+	1.37%
Net investment income	.27%	.35	%(b)	.15	%(b)	.17	%(b)+	.50	%(b)
Portfolio turnover rate	56%	63%		72%		57%		64%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 16.66	$ 15.47	$ 15.75	$ 12.65	$ 8.86

Income From Investment Operations
Net investment income (loss)(a)(d)	.05	.04	(.00	)(e)	(.01)	.03
Net realized and unrealized gain (loss) on investment transactions	6.03	2.08	(.27)	3.15	3.84

Net increase (decrease) in net asset value from operations	6.08	2.12	(.27)	3.14	3.87

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.01)	(.01)	(.04)	(.08)
Distributions from net realized gain on investment transactions	(.83)	(.92)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.87)	(.93)	(.01)	(.04)	(.08)

Net asset value, end of period	$ 21.87	$ 16.66	$ 15.47	$ 15.75	$ 12.65

Total Return
Total investment return based on net asset value(c)	38.14%	14.57%	(1.71)%	24.90%	44.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,356	$21,546	$30,972	$47,532	$68,527
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29%	1.36%	1.30%	1.31	%+	1.36%
Expenses, before waivers/reimbursements	1.94%	2.04%	2.03%	2.09	%+	2.16%
Net investment income (loss)(d)	.25%	.24%	(.01)%	(.03	)%+	.33%
Portfolio turnover rate	56%	63%	72%	57%	64%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.35	$ 15.28		$ 15.63		$ 12.58		$ 8.77

Income From Investment Operations
Net investment loss(a)	(.08)	(.06	)(b)	(.09	)(b)	(.08	)(b)	(.02	)(b)
Net realized and unrealized gain (loss) on investment transactions	5.91	2.05		(.26)		3.13		3.83

Net increase (decrease) in net asset value from operations	5.83	1.99		(.35)		3.05		3.81

Less: Distributions
Distributions from net realized gain on investment transactions	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 21.35	$ 16.35		$ 15.28		$ 15.63		$ 12.58

Total Return
Total investment return based on net asset value(c)	37.25%	13.84%		(2.24)%		24.24%		43.44	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$171,167	$131,370		$137,491		$145,004		$115,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.93%	1.96%		1.85%		1.85	%+	1.85%
Expenses, before waivers/reimbursements	1.93%	2.00%		1.99%		2.05	%+	2.11%
Net investment loss	(.42)%	(.36	)%(b)	(.56	)%(b)	(.53	)%(b)+	(.19	)%(b)
Portfolio turnover rate	56%	63%		72%		57%		64%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.70	$ 16.37		$ 16.63		$ 13.32		$ 9.33

Income From Investment Operations
Net investment income(a)	.12	.11	(b)	.08	(b)	.07	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	6.40	2.21		(.28)		3.31		4.04

Net increase (decrease) in net asset value from operations	6.52	2.32		(.20)		3.38		4.12

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.07)		(.06)		(.07)		(.13)
Distributions from net realized gain on investment transactions	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.95)	(.99)		(.06)		(.07)		(.13)

Net asset value, end of period	$ 23.27	$ 17.70		$ 16.37		$ 16.63		$ 13.32

Total Return
Total investment return based on net asset value(c)	38.58%	15.06%		(1.23)%		25.50%		44.78	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$895,950	$620,539		$296,244		$238,840		$182,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93%	.96%		.85%		.85	%+	.85%
Expenses, before waivers/reimbursements	.93%	.98%		.97%		1.03	%+	1.06%
Net investment income	.58%	.63	%(b)	.46	%(b)	.46	%(b)+	.77	%(b)
Portfolio turnover rate	56%	63%		72%		57%		64%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 17.17		$ 15.93		$ 16.21		$ 13.01		$ 9.10

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(e)	.02	(b)	(.01	)(b)	(.00	)(b)(e)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	6.22		2.14		(.27)		3.23		3.96

Net increase (decrease) in net asset value from operations	6.22		2.16		(.28)		3.23		3.99

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	– 0	–	(.03)		(.08)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.86)		(.92)		– 0	–	(.03)		(.08)

Net asset value, end of period	$ 22.53		$ 17.17		$ 15.93		$ 16.21		$ 13.01

Total Return
Total investment return based on net asset value(c)	37.81%		14.37%		(1.73)%		24.85%		44.19	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,845		$134,801		$108,078		$91,714		$55,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54%		1.51%		1.35%		1.35	%+	1.35%
Expenses, before waivers/reimbursements	1.54%		1.56%		1.56%		1.60	%+	1.58%
Net investment income (loss)	(.01	) %	.10	%(b)	(.04	)%(b)	(.02	)%(b)+	.27	%(b)
Portfolio turnover rate	56%		63%		72%		57%		64%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.27	$ 16.00		$ 16.27		$ 13.05		$ 9.14

Income From Investment Operations
Net investment income(a)	.05	.06	(b)	.03	(b)	.03	(b)	.05	(b)
Net realized and unrealized gain (loss) on investment transactions	6.24	2.16		(.27)		3.25		3.97

Net increase (decrease) in net asset value from operations	6.29	2.22		(.24)		3.28		4.02

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.03)		(.03)		(.06)		(.11)
Distributions from net realized gain on investment transactions	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.90)	(.95)		(.03)		(.06)		(.11)

Net asset value, end of period	$ 22.66	$ 17.27		$ 16.00		$ 16.27		$ 13.05

Total Return
Total investment return based on net asset value(c)	38.13%	14.75%		(1.50)%		25.20%		44.51	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,370	$50,852		$38,947		$41,265		$24,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.22%		1.10%		1.10	%+	1.10%
Expenses, before waivers/reimbursements	1.23%	1.25%		1.25%		1.30	%+	1.26%
Net investment income	.26%	.39	%(b)	.19	%(b)	.23	%+(b)	.50	%(b)
Portfolio turnover rate	56%	63%		72%		57%		64%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2013	2012		2011		2010		2009

Net asset value, beginning of period	$ 17.36	$ 16.08		$ 16.35		$ 13.11		$ 9.20

Income From Investment Operations
Net investment income(a)	.12	.12	(b)	.08	(b)	.07	(b)	.08	(b)
Net realized and unrealized gain (loss) on investment transactions	6.28	2.16		(.27)		3.26		3.98

Net increase (decrease) in net asset value from operations	6.40	2.28		(.19)		3.33		4.06

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.08)		(.08)		(.09)		(.15)
Distributions from net realized gain on investment transactions	(.83)	(.92)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.96)	(1.00)		(.08)		(.09)		(.15)

Net asset value, end of period	$ 22.80	$ 17.36		$ 16.08		$ 16.35		$ 13.11

Total Return
Total investment return based on net asset value(c)	38.64%	15.09%		(1.23)%		25.51%		44.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$331,014	$159,682		$208,854		$203,784		$117,002
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.89%		.85%		.85	%+	.85%
Expenses, before waivers/reimbursements	.89%	.90%		.91%		.96	%+	.94%
Net investment income	.59%	.73	%(b)	.45	%(b)	.48	%(b)+	.78	%(b)
Portfolio turnover rate	56%	63%		72%		57%		64%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	October 15, 2013(f) to November 30, 2013
Net asset value, beginning of period	$ 21.72

Income From Investment Operations
Net investment income(a)	.02
Net realized and unrealized gain on investment transactions	1.06

Net increase in net asset value from operations	1.08

Net asset value, end of period	$ 22.80

Total Return
Total investment return based on net asset value(c)	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses	.75	%^
Net investment income	.83	%^
Portfolio turnover rate	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.01%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Discovery Value Fund (one of the funds constituting AllianceBernstein Trust (the “Fund”)), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Discovery Value Fund (one of the funds constituting AllianceBernstein Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2014

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	41

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013. For corporate shareholders, 41.77% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2013, the Fund designates $21,140,079 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

42	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

2013 Federal Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Discovery Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	43

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

44	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board Marshall C. Turner, Jr., # 72 (2005)

Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.

		100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (2001)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ++ 81 (2001)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

46	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

48	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	49

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior March 2003.

Joseph G. Paul 53	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

James W. MacGregor 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Andrew J. Weiner 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

50	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AllianceBernstein Small-Mid Cap Value Fund to AllianceBernstein Discovery Value Fund.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	51

§36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/13 ($MIL)	Fund
Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,961.4	Discovery Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $46,798(0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Discovery Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.98 1.28 2.04 2.00 1.56 1.25 0.90	% % % % % % %	November 30

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

52	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein institutional

7	Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	53

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:8

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$1,961.4	Small & Mid Cap Value 95% on 1st $25 million 75% on next $25 million 65% on next $50 million 55% on the balance Minimum account size: $25 m	0.560%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.9 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

54	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.456%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.559%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.508%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	55

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund[14]	0.750	0.789	5/14

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, four other Small-Cap Value Funds (“SCVE”) and nineSmall-Cap Core Funds (“SCCE”).

56	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15

Fund	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund[17]	1.247	1.348	3/14	1.374	19/128

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

17	The Fund’s EU includes the Fund, EG and all other SCVE and SCCE, excluding outliers.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	57

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $8,656, $3,998,638 and $24,116 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $909,961 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

58	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	59

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

Discovery Value Fund	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	16.44	14.93	13.94	2/5	14/43
3 year	12.80	12.80	13.68	3/5	24/40
5 year	7.87	7.87	7.66	3/5	16/36
10 year	11.98	11.88	11.53	2/4	7/22

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

22	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Value Fund	16.44	12.80	7.87	11.98	10.35	20.29	0.57	10
Russell 2500 Value Index	18.92	15.19	7.82	11.72	9.41	18.73	0.59	10
Russell 2500 Index	15.17	15.75	7.92	11.92	8.69	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

62	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0151-1113

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The

Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of exchange-traded funds (“ETF”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2013.

For both the six-month and 12-month periods, all share classes of the Fund outperformed the benchmark. For the 12-month period, security selection drove the outperformance, with strength in the capital equipment, finance and medical sectors. Sector selection also contributed to relative returns, more specifically, an underweight in the consumer staples sector and overweights in the capital equipment and technology sectors. Offsetting some of the gains were an overweight in the energy sector and security selection in the technology sector.

In the six-month period, security selection in the capital equipment, finance and utilities sectors added to returns, as did an underweight in the consumer staples sector and an overweight in the telecom sector. In contrast, security selection in the technology, telecom and consumer cyclical sectors hurt returns. Implicit currency selection was negative for both periods.

Derivatives were used to implement active currency management. Futures were used for investment purposes, which added to performance for both periods; currencies were used for hedging and investment purposes, which detracted from performance for the six-month period and added to performance for the 12-month period.

Market Review and Investment Strategy

Global equities rallied strongly in the 12-month period ended November 30, 2013, on more encouraging growth data and expectations of continued U.S. monetary stimulus. While stocks retreated from mid-May peaks amid speculation that the U.S. Federal Reserve (the “Fed”) would end its asset purchase program, optimism prevailed. Stocks slipped again in August amid mounting Middle East tensions and fears that the Fed would start to taper its stimulus in September, which later proved premature. Positive developments in key regions of the world in November further boosted risk appetite, although a surprise interest rate cut by the European Central Bank to a record low, as a countermeasure to slowing growth in the euro zone, undermined some of the gains.

The Fund remains focused on attractively valued opportunities, which currently are widespread across most industry sectors and regions. The International Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are considered to be trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	13.05%	27.13%

Class B*	12.64%	26.21%

Class C	12.73%	26.26%

Advisor Class†	13.18%	27.49%

Class R†	12.98%	26.92%

Class K†	13.14%	27.28%

Class I†	13.35%	27.81%

MSCI EAFE Index (net)	12.07%	24.84%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	27.13%	21.72%
5 Years	9.89%	8.95%
10 Years	4.50%	4.04%

Class B Shares
1 Year	26.21%	22.21%
5 Years	9.04%	9.04%
10 Years(a)	3.87%	3.87%

Class C Shares
1 Year	26.26%	25.26%
5 Years	9.07%	9.07%
10 Years	3.74%	3.74%

Advisor Class Shares†
1 Year	27.49%	27.49%
5 Years	10.21%	10.21%
10 Years	4.80%	4.80%

Class R Shares†
1 Year	26.92%	26.92%
5 Years	9.66%	9.66%
10 Years	4.26%	4.26%

Class K Shares†
1 Year	27.28%	27.28%
5 Years	10.01%	10.01%
Since Inception*	1.31%	1.31%

Class I Shares†
1 Year	27.81%	27.81%
5 Years	10.44%	10.44%
Since Inception*	1.67%	1.67%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.19%, 2.13%, 1.11%, 1.59%, 1.28% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.89%
5 Years	8.12%
10 Years	3.49%

Class B Shares
1 Year	17.29%
5 Years	8.24%
10 Years(a)	3.33%

Class C Shares
1 Year	20.28%
5 Years	8.30%
10 Years	3.21%

Advisor Class Shares†
1 Year	22.44%
5 Years	9.41%
10 Years	4.25%

Class R Shares†
1 Year	21.85%
5 Years	8.86%
10 Years	3.71%

Class K Shares†
1 Year	22.15%
5 Years	9.18%
Since Inception*	1.46%

Class I Shares†
1 Year	22.79%
5 Years	9.64%
Since Inception*	1.83%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,130.50	$7.26	1.36%
Hypothetical**	$1,000	$1,018.25	$6.88	1.36%
Class B
Actual	$1,000	$1,126.40	$11.03	2.07%
Hypothetical**	$1,000	$1,014.69	$10.45	2.07%
Class C
Actual	$1,000	$1,127.30	$10.99	2.06%
Hypothetical**	$1,000	$1,014.74	$10.40	2.06%
Advisor Class
Actual	$1,000	$1,131.80	$5.66	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%
Class R
Actual	$1,000	$1,129.80	$8.65	1.62%
Hypothetical**	$1,000	$1,016.95	$8.19	1.62%
Class K
Actual	$1,000	$1,131.40	$7.05	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class I
Actual	$1,000	$1,133.50	$4.71	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Expense Example

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $555.7

*	All data are as of November 30, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) after “collateral” and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.2% or less in the following countries: Belgium, Brazil, Denmark, India, Israel, Poland, Portugal, Sweden, Taiwan, Turkey and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
GlaxoSmithKline PLC	$15,186,318	2.7%
HSBC Holdings PLC	14,036,133	2.5
Roche Holding AG	13,879,302	2.5
Vodafone Group PLC	13,577,943	2.4
Novartis AG	11,293,717	2.0
European Aeronautic Defence and Space Co. NV	9,833,690	1.8
Vivendi SA	9,776,656	1.8
Actelion Ltd.	8,837,493	1.6
Valeo SA	8,569,337	1.5
Koninklijke Ahold NV	8,033,831	1.5
	$113,024,420	20.3%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 23.7%
Capital Markets – 2.5%
Deutsche Bank AG (REG)	145,956	$7,006,766
Macquarie Group Ltd.	141,500	6,979,111

		13,985,877

Commercial Banks – 12.8%
Banco do Brasil SA	173,600	1,912,817
Bank Hapoalim BM	371,160	2,068,788
Barclays PLC	1,039,427	4,606,194
BNP Paribas SA	52,060	3,901,089
China Construction Bank Corp. – Class H	2,548,000	2,062,120
HSBC Holdings PLC	1,256,847	14,036,133
Industrial & Commercial Bank of China Ltd. – Class H	2,724,000	1,955,160
KBC Groep NV	44,269	2,526,274
Lloyds Banking Group PLC(a)	6,230,480	7,874,943
Mitsubishi UFJ Financial Group, Inc.	1,221,700	7,890,368
National Australia Bank Ltd.	199,360	6,279,406
Sberbank of Russia (Sponsored ADR)	223,577	2,785,769
Societe Generale SA	139,432	8,001,096
Sumitomo Mitsui Financial Group, Inc.	105,100	5,229,442

		71,129,599

Diversified Financial Services – 2.2%
ING Groep NV(a)	421,015	5,462,960
ORIX Corp.	348,800	6,375,780

		11,838,740

Insurance – 3.3%
Aegon NV	325,880	2,894,093
Ageas	43,700	1,842,361
AIA Group Ltd.	987,000	4,996,779
Aviva PLC	388,530	2,728,779
Muenchener Rueckversicherungs AG	20,720	4,524,542
Suncorp Group Ltd.	114,615	1,376,783

		18,363,337

Real Estate Investment Trusts (REITs) – 0.2%
Stockland	315,115	1,103,634

Real Estate Management & Development – 2.7%
Aeon Mall Co., Ltd.	120,200	3,456,045
China Overseas Land & Investment Ltd.	592,000	1,843,334
Country Garden Holdings Co., Ltd.	4,919,000	3,241,977
Lend Lease Group	88,466	889,330
Mitsui Fudosan Co., Ltd.	83,000	2,822,798
New World Development Co., Ltd.	648,000	873,332
Wharf Holdings Ltd.	236,000	1,956,161

		15,082,977

		131,504,164

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.8%
Auto Components – 3.5%
Cie Generale des Etablissements Michelin – Class B	62,602	$6,792,814
GKN PLC	675,500	4,179,538
Valeo SA	80,800	8,569,337

		19,541,689

Automobiles – 6.3%
Bayerische Motoren Werke AG	38,160	4,375,766
Honda Motor Co., Ltd.	176,600	7,485,245
Hyundai Motor Co.	9,240	2,198,709
Kia Motors Corp.	8,410	479,670
Mazda Motor Corp.(a)	941,000	4,344,350
Nissan Motor Co., Ltd.	472,200	4,304,423
Renault SA	28,470	2,521,578
Tata Motors Ltd.	299,500	1,924,378
Volkswagen AG (Preference Shares)	28,510	7,554,784

		35,188,903

Hotels, Restaurants & Leisure – 1.4%
Ladbrokes PLC	957,800	2,735,192
Melco Crown Entertainment Ltd. (ADR)(a)	136,210	4,847,714

		7,582,906

Household Durables – 0.6%
Taylor Wimpey PLC	1,881,380	3,269,233

Media – 1.1%
Liberty Global PLC – Series C(a)	77,523	6,314,249

Multiline Retail – 0.3%
Myer Holdings Ltd.(b)	563,870	1,462,676

Specialty Retail – 2.0%
Kingfisher PLC	319,730	1,964,180
Shimamura Co., Ltd.	24,500	2,515,822
World Duty Free SpA(a)	71,170	832,154
Yamada Denki Co., Ltd.	1,713,700	5,978,591

		11,290,747

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	31,580	3,199,880

		87,850,283

Industrials – 11.6%
Aerospace & Defense – 3.9%
European Aeronautic Defence and Space Co. NV	138,557	9,833,690
MTU Aero Engines AG	30,370	2,849,609
Safran SA(b)	62,200	4,090,819
Thales SA	23,057	1,405,434
Zodiac Aerospace	21,517	3,647,479

		21,827,031

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 1.2%
Japan Airlines Co., Ltd.	33,100	$1,685,512
Qantas Airways Ltd.(a)	2,311,764	2,568,045
Turk Hava Yollari	715,270	2,638,111

		6,891,668

Building Products – 0.6%
Asahi Glass Co., Ltd.	471,000	3,041,766

Electrical Equipment – 1.2%
Sumitomo Electric Industries Ltd.	412,500	6,438,555

Industrial Conglomerates – 2.3%
Hutchison Whampoa Ltd.	347,000	4,416,191
Siemens AG	30,850	4,071,989
Toshiba Corp.	983,000	4,251,016

		12,739,196

Machinery – 0.3%
IHI Corp.	442,000	1,851,109

Marine – 1.3%
AP Moeller – Maersk A/S – Class B	338	3,418,635
Nippon Yusen KK	1,277,000	3,961,746

		7,380,381

Trading Companies & Distributors – 0.8%
Mitsubishi Corp.	224,500	4,421,054

		64,590,760

Health Care – 10.8%
Biotechnology – 1.6%
Actelion Ltd.(a)	106,170	8,837,493

Pharmaceuticals – 9.2%
Astellas Pharma, Inc.	75,000	4,450,318
Daiichi Sankyo Co., Ltd.	216,500	3,979,928
GlaxoSmithKline PLC	574,050	15,186,318
Novartis AG	142,850	11,293,717
Roche Holding AG	49,760	13,879,302
Teva Pharmaceutical Industries Ltd.	52,430	2,138,254

		50,927,837

		59,765,330

Materials – 7.6%
Chemicals – 4.0%
Arkema SA	50,370	5,746,623
BASF SE	21,250	2,264,397
Denki Kagaku Kogyo KK	700,000	2,999,532
Incitec Pivot Ltd.	1,204,330	2,841,295
Koninklijke DSM NV	63,101	4,947,720
Nippon Shokubai Co., Ltd.	272,000	3,180,420

		21,979,987

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.9%
Dowa Holdings Co., Ltd.	191,700	$1,950,369
Glencore Xstrata PLC(a)	477,538	2,412,151
KGHM Polska Miedz SA	53,430	2,042,196
MMC Norilsk Nickel OJSC (ADR)	335,740	5,062,959
Rio Tinto PLC	90,320	4,796,508

		16,264,183

Paper & Forest Products – 0.7%
Mondi PLC	239,322	3,928,297

		42,172,467

Consumer Staples – 7.4%
Beverages – 1.0%
Anheuser-Busch InBev NV	24,760	2,524,001
Asahi Group Holdings Ltd.	74,900	2,053,010
Carlsberg A/S – Class B	8,725	954,197

		5,531,208

Food & Staples Retailing – 1.4%
Koninklijke Ahold NV	441,620	8,033,831
Wesfarmers Ltd.	1	32

		8,033,863

Food Products – 1.1%
Danone	31,980	2,325,859
Nestle SA	54,400	3,968,444

		6,294,303

Household Products – 0.5%
Reckitt Benckiser Group PLC	33,630	2,698,017

Tobacco – 3.4%
British American Tobacco PLC	118,050	6,280,282
Imperial Tobacco Group PLC	176,840	6,717,095
Japan Tobacco, Inc.	168,600	5,702,152

		18,699,529

		41,256,920

Energy – 6.2%
Energy Equipment & Services – 2.1%
Aker Solutions ASA	254,190	4,503,513
Saipem SpA	172,170	3,857,559
Seadrill Ltd.	73,460	3,119,790

		11,480,862

Oil, Gas & Consumable Fuels – 4.1%
ENI SpA	278,880	6,675,367
Gazprom OAO (Sponsored ADR)	346,230	3,001,814
JX Holdings, Inc.	670,700	3,492,576
LUKOIL OAO (London) (Sponsored ADR)	44,060	2,741,413
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	208,753	6,973,994

		22,885,164

		34,366,026

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 5.9%
Diversified Telecommunication Services – 2.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,154,721	$1,931,092
Telenor ASA	92,370	2,216,623
Vivendi SA	385,453	9,776,656

		13,924,371

Wireless Telecommunication Services – 3.4%
NTT DoCoMo, Inc.	197,900	3,179,452
Turkcell Iletisim Hizmetleri AS(a)	360,970	2,190,386
Vodafone Group PLC	3,662,425	13,577,943

		18,947,781

		32,872,152

Information Technology – 5.4%
Communications Equipment – 0.4%
Telefonaktiebolaget LM Ericsson – Class B	198,352	2,471,256

Computers & Peripherals – 0.5%
Catcher Technology Co., Ltd.	448,000	2,723,740

Electronic Equipment, Instruments & Components – 0.4%
LG Display Co., Ltd.(a)	104,410	2,406,616

IT Services – 0.8%
Fujitsu Ltd.(a)	926,000	4,322,574

Semiconductors & Semiconductor Equipment – 3.3%
Samsung Electronics Co., Ltd.	3,690	5,206,749
SK Hynix, Inc.(a)	143,110	4,784,771
Sumco Corp.	328,900	3,195,877
Taiwan Semiconductor Manufacturing Co., Ltd.	565,000	1,998,898
Tokyo Electron Ltd.	54,100	2,935,837

		18,122,132

		30,046,318

Utilities – 3.6%
Electric Utilities – 2.2%
EDP – Energias de Portugal SA	1,066,006	4,031,910
Electricite de France(b)	110,350	4,102,565
Enel SpA	842,746	3,830,915

		11,965,390

Multi-Utilities – 1.4%
Centrica PLC	609,550	3,371,250
National Grid PLC	371,200	4,700,457

		8,071,707

		20,037,097

Total Common Stocks (cost $448,024,156)		544,461,517

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.4%
Financials – 0.4%
Real Estate Management & Development – 0.4%
Emaar Properties PJSC, expiring 10/01/15(a) (cost $1,967,180)	1,181,700	$2,026,616

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $5,189,999)	5,189,999	5,189,999

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $455,181,335)		551,678,132

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $9,410,964)	9,410,964	9,410,964

Total Investments – 101.0% (cost $464,592,299)		561,089,096
Other assets less liabilities – (1.0)%		(5,415,765)

Net Assets – 100.0%		$555,673,331

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	24	December 2013	$938,023	$1,006,056	$68,033

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	KRW	19,489,744	USD	17,817	12/17/13	$(585,593)
Barclays Bank PLC Wholesale	USD	20,289	EUR	15,261	12/17/13	447,106
Barclays Bank PLC Wholesale	USD	1,096	KRW	1,186,341	12/17/13	24,224
BNP Paribas SA	AUD	5,609	USD	5,180	12/17/13	78,526
BNP Paribas SA	JPY	1,994,425	USD	20,152	12/17/13	681,478

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	1,723,123	USD	1,560	12/17/13	$(66,947)
BNP Paribas SA	NOK	20,893	USD	3,480	12/17/13	71,532
BNP Paribas SA	USD	11,040	JPY	1,088,837	12/17/13	(410,657)
BNP Paribas SA	USD	1,389	KRW	1,479,271	12/17/13	7,881
BNP Paribas SA	USD	9,561	NZD	11,452	12/17/13	(253,105)
BNP Paribas SA	USD	4,297	AUD	4,681	3/18/14	(64,944)
Citibank, NA	EUR	9,698	USD	13,104	12/17/13	(73,965)
Citibank, NA	HKD	80,706	USD	10,409	12/17/13	(1,573)
Citibank, NA	NOK	26,297	USD	4,437	12/17/13	146,928
Citibank, NA	SEK	74,784	USD	11,625	12/17/13	227,679
Citibank, NA	USD	5,206	NOK	31,252	12/17/13	(108,061)
Citibank, NA	USD	27,840	SEK	177,705	12/17/13	(756,809)
Credit Suisse International	CHF	23,258	USD	26,038	12/17/13	374,608
Credit Suisse International	EUR	13,354	USD	17,964	12/17/13	(181,105)
Credit Suisse International	USD	9,369	SEK	61,588	12/17/13	17,462
Deutsche Bank AG London	HKD	28,028	USD	3,615	12/17/13	(393)
Deutsche Bank AG London	JPY	3,109,592	USD	31,953	12/17/13	1,595,040
Deutsche Bank AG London	USD	2,954	NZD	3,585	12/17/13	(39,870)
Goldman Sachs Capital Markets LP	JPY	562,885	USD	5,606	12/17/13	111,235
Goldman Sachs Capital Markets LP	USD	3,576	AUD	3,728	12/17/13	(185,237)
Goldman Sachs Capital Markets LP	USD	10,159	CHF	9,351	12/17/13	159,026
Goldman Sachs Capital Markets LP	USD	26,500	EUR	19,235	12/17/13	(363,506)
Goldman Sachs Capital Markets LP	USD	18,366	JPY	1,781,251	12/17/13	(976,901)
Goldman Sachs Capital Markets LP	CNY	20,101	USD	3,277	3/18/14	2,527
Goldman Sachs Capital Markets LP	JPY	1,318,571	USD	13,059	3/18/14	178,865
HSBC BankUSA	USD	8,956	GBP	5,673	12/17/13	326,078
HSBC BankUSA	USD	10,817	GBP	6,709	3/18/14	152,256
Royal Bank of Scotland PLC	EUR	1,222	USD	1,638	12/17/13	(22,120)
Royal Bank of Scotland PLC	USD	1,752	AUD	1,881	12/17/13	(41,585)
Royal Bank of Scotland PLC	USD	4,114	GBP	2,623	12/17/13	177,581
Royal Bank of Scotland PLC	USD	2,681	NZD	3,235	12/17/13	(52,111)
Royal Bank of Scotland PLC	USD	12,905	NZD	15,851	3/18/14	(106,174)
Standard Chartered Bank	BRL	8,456	USD	3,743	12/03/13	120,526
Standard Chartered Bank	USD	3,655	BRL	8,456	12/03/13	(32,659)
Standard Chartered Bank	CNY	45,542	USD	7,428	12/17/13	(24,374)
Standard Chartered Bank	USD	2,779	CNY	17,028	12/17/13	7,436
Standard Chartered Bank	USD	4,071	KRW	4,339,247	12/17/13	25,793
State Street Bank & Trust Co.	NOK	31,252	USD	5,255	12/17/13	156,453

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	20,011	CHF	18,209	12/17/13	$80,958
State Street Bank & Trust Co.	USD	1,367	EUR	1,014	12/17/13	10,456
UBS AG	GBP	8,296	USD	13,331	12/17/13	(242,613)
UBS AG	NZD	1,976	USD	1,644	12/17/13	37,948

						$629,300

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $449,991,336)	$546,488,133	(a)
Affiliated issuers (cost $14,600,963 – including investment of cash collateral for securities loaned of $9,410,964)	14,600,963
Cash	85,090	(b)
Foreign currencies, at value (cost $4,547,190)	4,544,530
Receivable for investment securities sold and foreign currency transactions	5,908,012
Unrealized appreciation of forward currency exchange contracts	5,219,602
Dividends and interest receivable	4,116,007
Receivable for shares of beneficial interest sold	721,469

Total assets	581,683,806

Liabilities
Payable for investment securities purchased and foreign currency transactions	9,596,875
Payable for collateral received on securities loaned	9,410,964
Unrealized depreciation of forward currency exchange contracts	4,590,302
Payable for shares of beneficial interest redeemed	1,421,839
Advisory fee payable	340,965
Distribution fee payable	166,442
Transfer Agent fee payable	62,807
Administrative fee payable	8,225
Payable for variation margin on futures	2,047
Accrued expenses	410,009

Total liabilities	26,010,475

Net Assets	$555,673,331

Composition of Net Assets
Paid-in capital	$5,217,267,004
Undistributed net investment income	19,635,403
Accumulated net realized loss on investment and foreign currency transactions	(4,778,521,196)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	97,292,120

	$555,673,331

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$262,547,781	18,945,694	$13.86	*

B	$14,652,915	1,088,487	$13.46

C	$88,329,393	6,562,593	$13.46

Advisor	$131,919,465	9,307,658	$14.17

R	$30,986,128	2,254,248	$13.75

K	$23,483,901	1,694,961	$13.86

I	$3,753,748	269,752	$13.92

(a)	Includes securities on loan with a value of $8,915,655 (see Note E).

(b)	An amount of $75,689 has been segregated to collateralize margin requirements for open futures outstanding at November 30, 2013.

*	The maximum offering price per share for Class A shares was $14.48 which reflects a sales charge of 4.25%.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,390,364)	$17,122,375
Affiliated issuers	15,427
Interest	232
Securities lending income	521,026	$17,659,060

Expenses
Advisory fee (see Note B)	4,248,132
Distribution fee—Class A	816,677
Distribution fee—Class B	168,168
Distribution fee—Class C	889,168
Distribution fee—Class R	159,176
Distribution fee—Class K	42,813
Transfer agency—Class A	743,498
Transfer agency—Class B	49,585
Transfer agency—Class C	244,631
Transfer agency—Advisor Class	364,481
Transfer agency—Class R	82,772
Transfer agency—Class K	34,251
Transfer agency—Class I	1,196
Custodian	235,778
Audit	82,274
Trustees’ fees	59,038
Registration fees	58,426
Administrative	44,860
Legal	35,056
Miscellaneous	49,619

Total expenses		8,409,599

Net investment income		9,249,461

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		25,950,681
Futures		674,267
Foreign currency transactions		13,739,273
Net change in unrealized appreciation/depreciation of:
Investments		89,662,251
Futures		24,430
Foreign currency denominated assets and liabilities		(2,623,876)

Net gain on investment and foreign currency transactions		127,427,026

Contributions from Adviser (see Note B)		7

Net Increase in Net Assets from Operations		$136,676,494

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2013	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,249,461	$20,135,371
Net realized gain (loss) on investment and foreign currency transactions	40,364,221	(149,995,634)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	87,062,805	155,845,559
Contributions from Adviser (see Note B)	7	– 0	–

Net increase in net assets from operations	136,676,494	25,985,296
Dividends to Shareholders from
Net investment income
Class A	(8,913,235)	(21,821,833)
Class B	(452,649)	(993,626)
Class C	(2,239,954)	(4,496,985)
Advisor Class	(4,715,380)	(12,797,179)
Class R	(1,032,740)	(1,867,054)
Class K	(501,174)	(1,490,522)
Class I	(622,627)	(9,565,426)
Transactions in Shares of Beneficial Interest
Net decrease	(169,512,018)	(611,779,401)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	10,158	163,729

Total decrease	(51,303,125)	(638,663,001)
Net Assets
Beginning of period	606,976,456	1,245,639,457

End of period (including undistributed net investment income of $19,635,403 and $13,150,787, respectively)	$555,673,331	$606,976,456

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$4,698,586		$126,805,578		$	– 0	–	$131,504,164
Consumer Discretionary	11,994,117		75,856,166			– 0	–	87,850,283
Industrials	– 0	–	64,590,760			– 0	–	64,590,760
Health Care	– 0	–	59,765,330			– 0	–	59,765,330
Materials	5,062,959		37,109,508			– 0	–	42,172,467
Consumer Staples	– 0	–	41,256,920			– 0	–	41,256,920
Energy	5,743,227		28,622,799			– 0	–	34,366,026
Telecommunication Services	1,931,092		30,941,060			– 0	–	32,872,152
Information Technology	– 0	–	30,046,318			– 0	–	30,046,318
Utilities	– 0	–	20,037,097			– 0	–	20,037,097
Warrants	– 0	–	– 0	–		2,026,616		2,026,616
Short-Term Investments	5,189,999		– 0	–		– 0	–	5,189,999
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,410,964		– 0	–		– 0	–	9,410,964

Total Investments in Securities	44,030,944		515,031,536	+		2,026,616		561,089,096
Other Financial Instruments*:
Assets:
Futures	– 0	–	68,033			– 0	–	68,033	#
Forward Currency Exchange Contracts	– 0	–	5,219,602			– 0	–	5,219,602
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,590,302)			– 0	–	(4,590,302)

Total++	$44,030,944		$515,728,869			$2,026,616		$561,786,429

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 11/30/12	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		59,436			59,436
Purchases		1,967,180			1,967,180
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/13		$2,026,616			$2,026,616

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/13*		$59,436			$59,436

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.
During the year ended November 30, 2013, the Adviser reimbursed the Fund $7 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, the reimbursement for such services amounted to $44,860.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $592,194 for the year ended November 30, 2013.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,111 from the sale of Class A shares and received $7,247, $4,859 and $4,109 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$ – 0 –	$132,731	$127,541	$5,190	$2

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $792,510, of which $84 and $1,576, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,620,377, $6,139,827, $2,172,637 and $2,328,620 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$311,897,310		$480,160,726
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$475,109,652

Gross unrealized appreciation	$107,939,412
Gross unrealized depreciation	(21,959,968)

Net unrealized appreciation	$85,979,444

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2013, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $2,003,129. If a trigger event had occurred at November 30, 2013, for those derivatives in a net liability position, an amount of $2,003,129 would be required to be posted by the Fund.

At November 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$68,033	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	5,219,602		Unrealized depreciation of forward currency exchange contracts	$4,590,302

Total		$5,287,635			$4,590,302

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$674,267	$24,430

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	13,869,346	(2,502,800)

Total		$14,543,613	$(2,478,370)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2013:

Futures:
Average original value of buy contracts	$2,643,277

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$206,061,364
Average principal amount of sale contracts	$209,110,457

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $8,915,655 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $9,410,964. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $521,026 and $13,862 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 24,528	$334,558	$349,675	$9,411

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class A
Shares sold	2,301,371	3,972,131	$28,546,609	$43,331,536

Shares issued in reinvestment of dividends	716,652	1,921,359	8,248,667	20,039,773

Shares converted from Class B	318,092	298,324	3,862,986	3,258,762

Shares redeemed	(10,076,098)	(24,813,088)	(123,615,016)	(268,066,237)

Net decrease	(6,739,983)	(18,621,274)	$(82,956,754)	$(201,436,166)

Class B
Shares sold	15,521	33,409	$185,766	$360,033

Shares issued in reinvestment of dividends	36,200	87,458	407,617	892,066

Shares converted to Class A	(326,036)	(306,225)	(3,862,986)	(3,258,762)

Shares redeemed	(413,283)	(736,689)	(4,972,383)	(7,886,779)

Net decrease	(687,598)	(922,047)	$(8,241,986)	$(9,893,442)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class C
Shares sold	475,671	533,331	$5,704,232	$5,650,069

Shares issued in reinvestment of dividends	177,332	397,284	1,996,756	4,052,295

Shares redeemed	(2,445,008)	(4,403,456)	(29,238,889)	(46,995,120)

Net decrease	(1,792,005)	(3,472,841)	$(21,537,901)	$(37,292,756)

Advisor Class
Shares sold	1,269,988	2,162,406	$15,904,892	$23,745,021

Shares issued in reinvestment of dividends	317,663	930,456	3,729,357	9,890,748

Shares redeemed	(4,492,562)	(16,160,692)	(56,058,046)	(180,090,075)

Net decrease	(2,904,911)	(13,067,830)	$(36,423,797)	$(146,454,306)

Class R
Shares sold	527,179	660,317	$6,458,283	$7,144,237

Shares issued in reinvestment of dividends	90,244	180,000	1,032,391	1,866,605

Shares redeemed	(1,453,080)	(1,631,736)	(17,573,369)	(17,555,743)

Net decrease	(835,657)	(791,419)	$(10,082,695)	$(8,544,901)

Class K
Shares sold	684,581	425,758	$9,108,499	$4,640,098

Shares issued in reinvestment of dividends	43,581	143,319	501,174	1,490,522

Shares redeemed	(434,761)	(2,583,392)	(5,369,577)	(27,702,923)

Net increase (decrease)	293,401	(2,014,315)	$4,240,096	$(21,572,303)

Class I
Shares sold	132,241	453,211	$1,655,286	$5,183,610

Shares issued in reinvestment of dividends	11,503	907,393	132,288	9,464,106

Shares redeemed	(1,379,159)	(18,354,712)	(16,296,555)	(201,233,243)

Net decrease	(1,235,415)	(16,994,108)	$(14,508,981)	$(186,585,527)

For the year ended November 30, 2013 and the year ended November 30, 2012, the Fund received $10,158 and $163,729, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$18,477,759	$53,032,625

Total taxable distributions paid	$18,477,759	$53,032,625

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$24,776,386
Accumulated capital and other losses	(4,772,452,135	)(a)
Unrealized appreciation/(depreciation)	86,082,073	(b)

Total accumulated earnings/(deficit)	$(4,661,593,676)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $4,772,452,135. During the fiscal year, the Fund utilized $23,143,504 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $4,772,452,135 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
35,294,078	$ 147,563,585	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs) and proceeds from third party regulatory settlement resulted in a net increase in undistributed net investment income, a net increase in accu-

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

mulated net realized loss on investment and foreign currency transactions, and a net decrease in paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.24	$ 11.31	$ 13.07	$ 13.55	$ 9.78

Income From Investment Operations
Net investment income(a)	.21	.25	.24	.17	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	.18	(1.55)	(.48)	3.57
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.98	.43	(1.31)	(.31)	3.77

Less: Dividends
Dividends from net investment income	(.36)	(.50)	(.45)	(.17)	– 0	–

Net asset value, end of period	$ 13.86	$ 11.24	$ 11.31	$ 13.07	$ 13.55

Total Return
Total investment return based on net asset value(d)	27.13%	4.16	%*†	(10.60)%	(2.30)%	38.55	%**
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$263	$289	$501	$971	$1,810
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42%	1.41%	1.38%	1.33	%+	1.27%
Expenses, before waivers/reimbursements	1.42%	1.41%	1.38%	1.33	%+	1.29%
Net investment income	1.70%	2.33%	1.81%	1.30	%+	1.89	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.91	$ 10.95	$ 12.65	$ 13.12	$ 9.55

Income From Investment Operations
Net investment income(a)	.12	.16	.13	.07	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.69	.18	(1.50)	(.46)	3.45
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.81	.34	(1.37)	(.39)	3.57

Less: Dividends
Dividends from net investment income	(.26)	(.38)	(.33)	(.08)	– 0	–

Net asset value, end of period	$ 13.46	$ 10.91	$ 10.95	$ 12.65	$ 13.12

Total Return
Total investment return based on net asset value(d)	26.21%	3.30	%*†	(11.29)%	(3.01)%	37.38	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,653	$19,381	$29,540	$54,223	$87,475
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.14%	2.19%	2.16%	2.10	%+	2.04%
Expenses, before waivers/reimbursements	2.14%	2.19%	2.16%	2.10	%+	2.07%
Net investment income	.97%	1.51%	1.04%	.58	%+	1.10	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.92	$ 10.97	$ 12.67	$ 13.14	$ 9.56

Income From Investment Operations
Net investment income(a)	.12	.17	.14	.08	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.69	.17	(1.51)	(.47)	3.46
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.81	.34	(1.37)	(.39)	3.58

Less: Dividends
Dividends from net investment income	(.27)	(.39)	(.33)	(.08)	– 0	–

Net asset value, end of period	$ 13.46	$ 10.92	$ 10.97	$ 12.67	$ 13.14

Total Return
Total investment return based on net asset value(d)	26.26%	3.36	%*†	(11.27)%	(3.00)%	37.45	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,329	$91,261	$129,755	$226,241	$358,950
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.13%	2.13%	2.11%	2.06	%+	2.00%
Expenses, before waivers/reimbursements	2.13%	2.13%	2.11%	2.06	%+	2.02%
Net investment income	.99%	1.57%	1.09%	.63	%+	1.13	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.49	$ 11.55	$ 13.36	$ 13.84	$ 9.96

Income From Investment Operations
Net investment income(a)	.25	.29	.28	.22	.24	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.83	.18	(1.59)	(.48)	3.64
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.08	.47	(1.31)	(.26)	3.88

Less: Dividends
Dividends from net investment income	(.40)	(.53)	(.50)	(.22)	– 0	–

Net asset value, end of period	$ 14.17	$ 11.49	$ 11.55	$ 13.36	$ 13.84

Total Return
Total investment return based on net asset value(d)	27.49%	4.46	%*†	(10.39)%	(1.95)%	38.96	%**
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$132	$140	$292	$827	$1,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%	1.11%	1.10%	1.03	%+	.97%
Expenses, before waivers/reimbursements	1.12%	1.11%	1.10%	1.03	%+	.99%
Net investment income	2.00%	2.57%	2.08%	1.68	%+	2.14	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.16	$ 11.24	$ 13.00	$ 13.41	$ 9.70

Income From Investment Operations
Net investment income(a)	.18	.23	.22	.15	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76	.17	(1.56)	(.48)	3.51
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.94	.40	(1.34)	(.33)	3.71

Less: Dividends
Dividends from net investment income	(.35)	(.48)	(.42)	(.08)	– 0	–

Net asset value, end of period	$ 13.75	$ 11.16	$ 11.24	$ 13.00	$ 13.41

Total Return
Total investment return based on net asset value(d)	26.92%	3.92	%*†	(10.83)%	(2.46)%	38.25	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,986	$34,488	$43,628	$71,023	$106,675
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.59%	1.56%	1.56	%+	1.47%
Expenses, before waivers/reimbursements	1.61%	1.59%	1.56%	1.56	%+	1.48%
Net investment income	1.51%	2.16%	1.65%	1.12	%+	1.78	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.23	$ 11.26	$ 13.03	$ 13.50	$ 9.74

Income From Investment Operations
Net investment income(a)	.22	.27	.25	.18	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	.17	(1.54)	(.46)	3.54
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.99	.44	(1.29)	(.28)	3.76

Less: Dividends
Dividends from net investment income	(.36)	(.47)	(.48)	(.19)	– 0	–

Net asset value, end of period	$ 13.86	$ 11.23	$ 11.26	$ 13.03	$ 13.50

Total Return
Total investment return based on net asset value(d)	27.28%	4.28	%*†	(10.52)%	(2.13)%	38.60	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,484	$15,737	$38,454	$131,756	$183,997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.28%	1.25%	1.25	%+	1.17%
Expenses, before waivers/reimbursements	1.30%	1.28%	1.25%	1.25	%+	1.18%
Net investment income	1.78%	2.54%	1.91%	1.43	%+	2.02	%(b)
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.30	$ 11.40	$ 13.20	$ 13.68	$ 9.83

Income From Investment Operations
Net investment income(a)	.26	.30	.30	.25	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.79	.19	(1.56)	(.49)	3.60
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.05	.49	(1.26)	(.24)	3.85

Less: Dividends
Dividends from net investment income	(.43)	(.59)	(.54)	(.24)	– 0	–

Net asset value, end of period	$ 13.92	$ 11.30	$ 11.40	$ 13.20	$ 13.68

Total Return
Total investment return based on net asset value(d)	27.81%	4.75	%*†	(10.23)%	(1.78)%	39.17	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,754	$17,001	$210,944	$387,780	$575,955
Ratio to average net assets of:
Expenses	.85%	.85%	.86%	.86	%+	.80%
Net investment income	2.22%	2.70%	2.28%	1.86	%+	2.31%
Portfolio turnover rate	56%	34%	52%	41%	48%

See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Value Fund (one of the funds constituting AllianceBernstein Trust (the “Fund”)), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Fund (one of the funds constituting AllianceBernstein Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2014

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2013, $629,138 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $11,786,351.

For the taxable year ended November 30, 2013, the Fund designates $11,200,140 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

2013 Federal Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein,	Takeo Aso(2), Vice President
Senior Vice President and	Avi Lavi(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice President	Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board Marshall C. Turner, Jr., # 72 (2005)

Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.

		100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (2001)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc., since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ++ 81 (2001)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi- conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 and Cirrus Logic Corporation (semi- conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is also a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Sharon E. Fay 53	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Kevin F. Simms 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Takeo Aso 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

AVI LAVI 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$565.1	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,120 (0.005% of the Fund’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
International Value Fund	Advisor	1.11%	November 30
	Class A	1.41%
	Class B	2.19%
	Class C	2.13%
	Class R	1.59%
	Class K	1.28%
	Class I	0.85%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[8]	$565.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50%on next $50 million 0.40% on the balance Minimum Account Size: $25m	0.435%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2013 net assets.9

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

9	The international equity portfolios of the SCB Fund include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[10]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.11 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[12],[13]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

10	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

12	The client is an affiliate of the Adviser.

13	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[17]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[18]	0.750	0.868	3/12

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

Fund	Total Expense Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[21]	1.407	1.387	7/12	1.410	15/33

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, two other International Large Cap Value Funds (“ILCV”) and nine International Large-Cap Core Funds (“ILCC”).

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

21	The Fund’s EU includes the Fund, EG and all other ILCV and ILCC, excluding outliers.

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,093, $2,717,252 and $27,137 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $960,119 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund25 relative to its Lipper Performance Universe (“PU”)26 for the periods ended February 28, 2013.27

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Fund
1 year	2.58	2.58	6.83	2/3	13/15
3 year	1.18	2.00	4.06	3/3	15/15
5 year	-7.71	-3.31	-3.41	3/3	14/14
10 year	6.23	8.64	8.64	3/3	9/9

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

26	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	2.58	1.18	-7.71	6.23	4.64	21.93	0.31	10
MSCI EAFE Index (Net)	9.84	6.85	-1.26	9.39	4.82	18.30	0.49	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

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Select US Equity Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1113

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 13, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively-priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2013.

All share classes of the Fund outperformed the benchmark during both periods. Security selection for the 12-month period was positive, particularly in the technology, financials and services sectors. Sector selection was also positive to returns, due to underweights in the utilities and industrial resource sectors, and overweight in consumer cyclicals. Negative security selection in the energy and consumer staples sectors offset some of these gains.

For the six-month period, security selection in the financials, technology and utilities sectors was the main source of outperformance. Sector selection offset some of the gains, due to underweights in the capital equipment and services sectors.

ALLIANCEBERNSTEIN VALUE FUND •	1

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

Global equities rallied strongly in the 12-month period ended November 30, 2013, on encouraging growth data and expectations of continued U.S. monetary stimulus. While stocks retreated from mid-May peaks amid speculation that the U.S. Federal Reserve (the “Fed”) would end its asset purchase program, optimism prevailed. Stocks slipped again in August amid mounting Middle East tensions and fears that the Fed would start to taper its stimulus in September (which later proved pre mature). In November, markets rose as positive developments in key regions of the world boosted risk appetite, although a surprise interest rate cut by the European Central Bank to a record low, as a countermeasure to slowing growth in the euro zone, undermined some of the gains.

The Fund is focused on attractively valued opportunities, which today are widespread across most industry sectors and regions. The U.S. Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	12.04%	36.32%

Class B**	11.94%	36.29%

Class C	11.56%	35.30%

Advisor Class†	12.21%	36.78%

Class R†	11.73%	35.75%

Class K†	11.97%	36.20%

Class I†	12.22%	36.89%

Russell 1000 Value Index	10.54%	31.92%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2013 by 0.01% and 0.13%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	36.32%	30.50%
5 Years	14.89%	13.91%
10 Years	5.14%	4.68%

Class B Shares
1 Year	36.29%	32.29%
5 Years	14.76%	14.76%
10 Years(a)	4.92%	4.92%

Class C Shares
1 Year	35.30%	34.30%
5 Years	14.01%	14.01%
10 Years	4.36%	4.36%

Advisor Class Shares*
1 Year	36.78%	36.78%
5 Years	15.22%	15.22%
10 Years	5.44%	5.44%

Class R Shares*
1 Year	35.75%	35.75%
5 Years	14.48%	14.48%
10 Years	4.81%	4.81%

Class K Shares*
1 Year	36.20%	36.20%
5 years	14.84%	14.84%
Since Inception†	3.54%	3.54%

Class I Shares*
1 Year	36.89%	36.89%
5 Years	15.32%	15.32%
Since Inception†	3.90%	3.90%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.90%, 1.83%, 0.81%, 1.42%, 1.14% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	29.97%
5 Years	13.71%
10 Years	4.33%

Class B Shares
1 Year	31.71%
5 Years	14.60%
10 Years(a)	4.60%

Class C Shares
1 Year	33.72%
5 Years	13.83%
10 Years	4.01%

Advisor Class Shares*
1 Year	36.11%
5 Years	15.02%
10 Years	5.09%

Class R Shares*
1 Year	35.14%
5 Years	14.31%
10 Years	4.45%

Class K Shares*
1 Year	35.65%
5 years	14.65%
Since Inception†	3.76%

Class I Shares*
1 Year	36.19%
5 Years	15.13%
Since Inception†	4.12%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,120.40	$5.63	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%
Class B
Actual	$1,000	$1,119.40	$5.74	1.08%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%
Class C
Actual	$1,000	$1,115.60	$9.33	1.76%
Hypothetical**	$1,000	$1,016.24	$8.90	1.76%
Advisor Class
Actual	$1,000	$1,122.10	$4.04	0.76%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%
Class R
Actual	$1,000	$1,117.30	$7.54	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
Class K
Actual	$1,000	$1,119.70	$5.90	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class I
Actual	$1,000	$1,122.20	$3.62	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

*    Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**   Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $437.2

TEN LARGEST HOLDINGS†

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$17,292,850	4.0%
General Electric Co.	13,983,170	3.2
Exxon Mobil Corp.	13,386,336	3.1
Johnson & Johnson	13,261,866	3.0
Bank of America Corp.	13,065,738	3.0
Wells Fargo & Co.	12,360,816	2.8
Citigroup, Inc.	11,790,576	2.7
Chevron Corp.	10,027,836	2.3
Hewlett-Packard Co.	9,394,725	2.1
AT&T, Inc.	9,133,474	2.1
	$123,697,387	28.3%

*	All data are as of November 30, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 28.0%
Capital Markets – 1.7%
E*Trade Financial Corp.(a)	89,900	$1,611,008
Goldman Sachs Group, Inc. (The)	23,300	3,936,302
State Street Corp.	23,100	1,677,291

		7,224,601

Commercial Banks – 5.4%
CIT Group, Inc.	97,400	4,916,752
Fifth Third Bancorp	45,700	928,624
KeyCorp	54,900	699,975
Regions Financial Corp.	79,700	775,481
SunTrust Banks, Inc.	81,600	2,956,368
US Bancorp/MN	28,500	1,117,770
Wells Fargo & Co.	280,800	12,360,816

		23,755,786

Consumer Finance – 2.4%
Capital One Financial Corp.	87,800	6,289,114
Discover Financial Services	82,500	4,397,250

		10,686,364

Diversified Financial Services – 7.3%
Bank of America Corp.	825,900	13,065,738
Berkshire Hathaway, Inc. – Class B(a)	25,800	3,006,474
Citigroup, Inc.	222,800	11,790,576
JPMorgan Chase & Co.	60,600	3,467,532
McGraw Hill Financial, Inc.	6,900	514,050

		31,844,370

Insurance – 11.2%
American Financial Group, Inc./OH	63,500	3,661,410
American International Group, Inc.	159,600	7,940,100
Aon PLC	60,100	4,906,564
Assurant, Inc.	15,884	1,031,507
Chubb Corp. (The)	57,600	5,555,520
Everest Re Group Ltd.	26,100	4,093,263
Genworth Financial, Inc. – Class A(a)	258,000	3,898,380
Lincoln National Corp.	110,400	5,666,832
PartnerRe Ltd.	44,800	4,609,920
Reinsurance Group of America, Inc. – Class A	40,000	2,999,200
Travelers Cos., Inc. (The)	22,700	2,059,798
XL Group PLC	76,300	2,440,837

		48,863,331

		122,374,452

Health Care – 14.9%
Biotechnology – 0.8%
Gilead Sciences, Inc.(a)	21,600	1,615,896
Vertex Pharmaceuticals, Inc.(a)	24,200	1,679,964

		3,295,860

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 2.0%
Covidien PLC	22,400	$1,529,024
Medtronic, Inc.	125,000	7,165,000

		8,694,024

Health Care Providers & Services – 2.3%
Aetna, Inc.	68,600	4,728,598
Health Net, Inc./CA(a)	63,200	1,930,760
WellPoint, Inc.	38,100	3,538,728

		10,198,086

Pharmaceuticals – 9.8%
GlaxoSmithKline PLC (Sponsored ADR)	81,600	4,318,272
Johnson & Johnson	140,100	13,261,866
Merck & Co., Inc.	97,400	4,853,442
Pfizer, Inc.	545,000	17,292,850
Roche Holding AG (Sponsored ADR)	43,500	3,047,175

		42,773,605

		64,961,575

Energy – 14.5%
Energy Equipment & Services – 1.6%
Halliburton Co.	90,600	4,772,808
Nabors Industries Ltd.	132,600	2,194,530

		6,967,338

Oil, Gas & Consumable Fuels – 12.9%
Chesapeake Energy Corp.	27,800	746,986
Chevron Corp.	81,900	10,027,836
Exxon Mobil Corp.	143,200	13,386,336
Hess Corp.	93,500	7,585,655
HollyFrontier Corp.	9,800	470,204
Marathon Petroleum Corp.	81,400	6,735,036
Murphy Oil Corp.	9,100	590,863
Occidental Petroleum Corp.	84,100	7,986,136
Phillips 66	29,600	2,060,456
Valero Energy Corp.	149,400	6,830,568

		56,420,076

		63,387,414

Consumer Discretionary – 12.9%
Auto Components – 1.4%
Lear Corp.	19,700	1,633,327
Magna International, Inc. (New York) – Class A(b)	9,800	797,132
TRW Automotive Holdings Corp.(a)	45,600	3,538,560

		5,969,019

Automobiles – 2.6%
Ford Motor Co.	377,000	6,439,160
General Motors Co.(a)	131,500	5,092,995

		11,532,155

Household Durables – 1.0%
PulteGroup, Inc.	231,800	4,348,568

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.5%
Gannett Co., Inc.	129,900	$3,515,094
Liberty Global PLC – Class A(a)	20,501	1,759,191
Liberty Global PLC – Series C(a)	36,900	3,005,505
Regal Entertainment Group – Class A	55,900	1,088,932
Time Warner, Inc.	44,900	2,950,379
Twenty-First Century Fox, Inc. – Class A	123,200	4,125,968
Viacom, Inc. – Class B	37,600	3,014,392

		19,459,461

Multiline Retail – 1.0%
Dillard’s, Inc. – Class A	6,300	576,450
Macy’s, Inc.	75,400	4,015,804

		4,592,254

Specialty Retail – 2.4%
GameStop Corp. – Class A	48,500	2,340,125
Staples, Inc.	32,300	501,619
TJX Cos., Inc.	125,100	7,866,288

		10,708,032

		56,609,489

Information Technology – 10.1%
Communications Equipment – 1.9%
Cisco Systems, Inc.	211,400	4,492,250
Harris Corp.	57,700	3,722,227

		8,214,477

Computers & Peripherals – 3.2%
Apple, Inc.	8,500	4,726,595
Hewlett-Packard Co.	343,500	9,394,725

		14,121,320

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	47,800	2,454,052

IT Services – 0.4%
Amdocs Ltd.	43,900	1,776,194

Office Electronics – 1.2%
Xerox Corp.	471,400	5,364,532

Semiconductors & Semiconductor Equipment – 1.5%
Applied Materials, Inc.	215,500	3,728,150
Micron Technology, Inc.(a)	109,000	2,299,900
NVIDIA Corp.	27,700	432,120

		6,460,170

Software – 1.4%
Electronic Arts, Inc.(a)	202,300	4,487,014
Symantec Corp.	67,400	1,515,826

		6,002,840

		44,393,585

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 5.5%
Aerospace & Defense – 0.4%
Northrop Grumman Corp.	14,800	$1,667,664

Airlines – 0.4%
Delta Air Lines, Inc.	63,700	1,846,026

Industrial Conglomerates – 3.2%
General Electric Co.	524,500	13,983,170

Machinery – 1.5%
Illinois Tool Works, Inc.	69,000	5,491,020
Parker Hannifin Corp.	7,600	895,584

		6,386,604

		23,883,464

Consumer Staples – 3.8%
Food & Staples Retailing – 2.1%
CVS Caremark Corp.	29,700	1,988,712
Kroger Co. (The)	168,600	7,039,050

		9,027,762

Household Products – 1.0%
Procter & Gamble Co. (The)	52,100	4,387,862

Tobacco – 0.7%
Philip Morris International, Inc.	35,400	3,028,116

		16,443,740

Utilities – 3.2%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	18,500	870,610
Edison International	110,900	5,124,689

		5,995,299

Gas Utilities – 1.2%
Atmos Energy Corp.	64,300	2,858,135
UGI Corp.	56,500	2,274,690

		5,132,825

Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	106,400	2,492,952
DTE Energy Co.	8,700	580,638

		3,073,590

		14,201,714

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	259,400	9,133,474

Wireless Telecommunication Services – 1.0%
Vodafone Group PLC (Sponsored ADR)	115,200	4,272,768

		13,406,242

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 1.6%
LyondellBasell Industries NV – Class A	90,500	$6,984,790

Total Common Stocks (cost $330,526,795)		426,646,465

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.09%(c) (cost $8,287,103)	8,287,103	8,287,103

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $338,813,898)		434,933,568

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $810,950)	810,950	810,950

Total Investments – 99.7% (cost $339,624,848)		435,744,518
Other assets less liabilities – 0.3%		1,456,944

Net Assets – 100.0%		$437,201,462

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $330,526,795)	$426,646,465	(a)
Affiliated issuers (cost $9,098,053 – including investment of cash collateral for securities loaned of $810,950)	9,098,053
Receivable for investment securities sold	7,142,254
Dividends and interest receivable	986,873
Receivable for shares of beneficial interest sold	957,700
Collateral due from Securities Lending Agent	4,900

Total assets	444,836,245

Liabilities
Payable for investment securities purchased	5,819,487
Payable for collateral received on securities loaned	815,850
Payable for shares of beneficial interest redeemed	593,001
Advisory fee payable	194,793
Distribution fee payable	33,428
Transfer Agent fee payable	24,362
Administrative fee payable	9,269
Accrued expenses	144,593

Total liabilities	7,634,783

Net Assets	$437,201,462

Composition of Net Assets
Paid-in capital	$528,097,505
Undistributed net investment income	4,886,160
Accumulated net realized loss on investment and foreign currency transactions	(191,901,873)
Net unrealized appreciation on investments	96,119,670

	$437,201,462

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$61,455,401	4,754,533	$12.93	*

B	$3,758,780	290,445	$12.94

C	$17,982,683	1,400,275	$12.84

Advisor	$338,353,086	26,108,036	$12.96

R	$1,885,194	147,692	$12.76

K	$10,761,664	845,862	$12.72

I	$3,004,654	233,622	$12.86

(a)	Includes securities on loan with a value of $797,132 (see Note E).

*	The maximum offering price per share for Class A shares was $13.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $43,231)	$8,939,630
Affiliated issuers	6,114
Securities lending income	30,590	$8,976,334

Expenses
Advisory fee (see Note B)	2,190,165
Distribution fee—Class A	172,058
Distribution fee—Class B	37,703
Distribution fee—Class C	167,866
Distribution fee—Class R	11,102
Distribution fee—Class K	21,965
Transfer agency—Class A	60,726
Transfer agency—Class B	5,416
Transfer agency—Class C	18,792
Transfer agency—Advisor Class	323,141
Transfer agency—Class R	5,734
Transfer agency—Class K	17,571
Transfer agency—Class I	526
Custodian	139,156
Registration fees	66,927
Trustees’ fees	59,347
Administrative	48,649
Audit	44,679
Legal	39,009
Printing	36,952
Miscellaneous	17,583

Total expenses	3,485,067
Less: expenses waived by the Distributor (see Note C)	(26,392)

Net expenses		3,458,675

Net investment income		5,517,659

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		47,640,898
Net change in unrealized appreciation/depreciation of investments		69,675,855

Net gain on investment transactions		117,316,753

Net Increase in Net Assets from Operations		$122,834,412

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2013	Year Ended November 30, 2012
Increase in Net Assets from Operations
Net investment income	$5,517,659	$6,673,721
Net realized gain on investment and foreign currency transactions	47,640,898	26,141,271
Net change in unrealized appreciation/depreciation of investments	69,675,855	16,393,732

Net increase in net assets from operations	122,834,412	49,208,724
Dividends to Shareholders from
Net investment income
Class A	(872,994)	(844,424)
Class B	(56,975)	(75,338)
Class C	(129,188)	(101,682)
Advisor Class	(5,369,396)	(5,223,382)
Class R	(28,371)	(31,283)
Class K	(110,776)	(72,402)
Class I	(36,326)	(36,660)
Transactions in Shares of Beneficial Interest
Net decrease	(34,378,297)	(69,788,038)

Total increase (decrease)	81,852,089	(26,964,485)
Net Assets
Beginning of period	355,349,373	382,313,858

End of period (including undistributed net investment income of $4,886,160 and $5,972,527, respectively)	$437,201,462	$355,349,373

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$426,646,465		$	– 0	–	$	– 0	–	$426,646,465
Short-Term Investments	8,287,103			– 0	–		– 0	–	8,287,103
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	810,950			– 0	–		– 0	–	810,950
Total Investments in Securities	435,744,518			– 0	–		– 0	–	435,744,518
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$435,744,518		$	– 0	–	$	– 0	–	$435,744,518

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, the reimbursement for such services amounted to $48,649.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $262,853 for the year ended November 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,601

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

from the sale of Class A shares and received $2,763, $679 and $1,752 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$ 2,792	$155,149	$149,654	$8,287	$4

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $426,696, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2013, such waiver amounted to $26,392. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $495,645, $882,725, $133,416 and $69,526 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$215,156,427		$254,620,733
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$340,793,160

Gross unrealized appreciation	$97,357,294
Gross unrealized depreciation	(2,405,936)

Net unrealized appreciation	$94,951,358

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $797,132 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $810,950. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $30,590 and $2,124 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 4,852	$41,180	$45,221	$811

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class A
Shares sold	474,597	359,416	$5,424,568	$3,317,159

Shares issued in reinvestment of dividends	80,690	89,766	793,984	772,884

Shares converted from Class B	102,362	161,590	1,112,713	1,498,727

Shares redeemed	(1,339,791)	(2,009,746)	(15,045,415)	(18,442,696)

Net decrease	(682,142)	(1,398,974)	$(7,714,150)	$(12,853,926)

Class B
Shares sold	17,471	20,083	$199,885	$184,456

Shares issued in reinvestment of dividends	5,314	8,003	52,396	68,906

Shares converted to Class A	(102,236)	(161,581)	(1,112,713)	(1,498,727)

Shares redeemed	(40,712)	(158,197)	(446,020)	(1,465,396)

Net decrease	(120,163)	(291,692)	$(1,306,452)	$(2,710,761)

Class C
Shares sold	97,442	70,999	$1,122,231	$648,582

Shares issued in reinvestment of dividends	11,639	10,492	114,530	90,336

Shares redeemed	(334,872)	(440,817)	(3,695,202)	(4,047,555)

Net decrease	(225,791)	(359,326)	$(2,458,441)	$(3,308,637)

Advisor Class
Shares sold	5,453,264	4,679,232	$61,297,189	$43,063,101

Shares issued in reinvestment of dividends	473,891	115,946	4,663,087	998,300

Shares redeemed	(8,099,496)	(10,224,004)	(90,426,895)	(94,529,566)

Net decrease	(2,172,341)	(5,428,826)	$(24,466,619)	$(50,468,165)

Class R
Shares sold	86,375	53,258	$946,422	$487,646

Shares issued in reinvestment of dividends	2,910	3,400	28,371	29,000

Shares redeemed	(173,965)	(166,655)	(1,950,431)	(1,487,373)

Net decrease	(84,680)	(109,997)	$(975,638)	$(970,727)

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class K
Shares sold	325,241	247,694	$3,550,260	$2,241,003

Shares issued in reinvestment of dividends	11,432	8,528	110,776	72,401

Shares redeemed	(147,288)	(154,071)	(1,633,847)	(1,430,788)

Net increase	189,385	102,151	$2,027,189	$882,616

Class I
Shares sold	71,758	1,825	$729,842	$16,910

Shares issued in reinvestment of dividends	184	397	1,797	3,391

Shares redeemed	(19,150)	(41,470)	(215,825)	(378,739)

Net increase (decrease)	52,792	(39,248)	$515,814	$(358,438)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$6,604,026	$6,385,171

Total taxable distributions paid	$6,604,026	$6,385,171

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,886,160
Accumulated capital and other losses	(190,733,562	)(a)
Unrealized appreciation/(depreciation)	94,951,358	(b)

Total accumulated earnings/(deficit)	$(90,896,044)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $190,733,562. During the fiscal year, the Fund utilized $47,640,921 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

As of November 30, 2013, the Fund had a net capital loss carryforward of $190,733,562 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$190,733,562	n/a	2017

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.64	$ 8.61	$ 8.54	$ 8.27		$ 7.08

Income From Investment Operations
Net investment income(a)	.13	.15	.11	.08		.13
Net realized and unrealized gain on investment and foreign currency transactions	3.32	1.01	.05	.32		1.30

Net increase in net asset value from operations	3.45	1.16	.16	.40		1.43

Less: Dividends
Dividends from net investment income	(.16)	(.13)	(.09)	(.13)		(.24)

Net asset value, end of period	$ 12.93	$ 9.64	$ 8.61	$ 8.54		$ 8.27

Total Return
Total investment return based on net asset value(b)	36.32%*	13.60%	1.81%*	4.92	%*	21.01%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,455	$52,390	$58,822	$73,768		$105,214
Ratio to average net assets of:
Expenses	1.07%	1.11%	1.09%	1.11	%+	1.12%
Net investment income	1.18%	1.58%	1.23%	.97	%+	1.87%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.63	$ 8.59	$ 8.52	$ 8.26		$ 7.08

Income From Investment Operations
Net investment income(a)(c)	.13	.14	.10	.07		.13
Net realized and unrealized gain on investment and foreign currency transactions	3.32	1.01	.05	.31		1.29

Net increase in net asset value from operations	3.45	1.15	.15	.38		1.42

Less: Dividends
Dividends from net investment income	(.14)	(.11)	(.08)	(.12)		(.24)

Net asset value, end of period	$ 12.94	$ 9.63	$ 8.59	$ 8.52		$ 8.26

Total Return
Total investment return based on net asset value(b)	36.29%*	13.53%	1.68%*	4.68	%*	20.87%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,759	$3,955	$6,034	$10,169		$19,749
Ratio to average net assets of:
Expenses, net of waivers	1.11%	1.21%	1.18%	1.20	%+	1.21%
Expenses, before waivers	1.81%	1.91%	1.88%	1.90	%+	1.91%
Net investment income(c)	1.15%	1.46%	1.10%	.88	%+	1.85%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.57	$ 8.53	$ 8.46	$ 8.20		$ 6.99

Income From Investment Operations
Net investment income(a)	.05	.08	.05	.02		.08
Net realized and unrealized gain on investment and foreign currency transactions	3.30	1.01	.04	.31		1.28

Net increase in net asset value from operations	3.35	1.09	.09	.33		1.36

Less: Dividends
Dividends from net investment income	(.08)	(.05)	(.02)	(.07)		(.15)

Net asset value, end of period	$ 12.84	$ 9.57	$ 8.53	$ 8.46		$ 8.20

Total Return
Total investment return based on net asset value(b)	35.30%*	12.87%	1.00%*	4.07	%*	19.99%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,983	$15,556	$16,939	$22,069		$28,010
Ratio to average net assets of:
Expenses	1.78%	1.83%	1.82%	1.84	%+	1.85%
Net investment income	.48%	.86%	.50%	.25	%+	1.15%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.66	$ 8.63	$ 8.57	$ 8.30		$ 7.13

Income From Investment Operations
Net investment income(a)	.17	.17	.14	.11		.15
Net realized and unrealized gain on investment and foreign currency transactions	3.32	1.02	.04	.32		1.31

Net increase in net asset value from operations	3.49	1.19	.18	.43		1.46

Less: Dividends
Dividends from net investment income	(.19)	(.16)	(.12)	(.16)		(.29)

Net asset value, end of period	$ 12.96	$ 9.66	$ 8.63	$ 8.57		$ 8.30

Total Return
Total investment return based on net asset value(b)	36.78%*	13.98%	2.02%*	5.22	%*	21.36%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$338,353	$273,267	$291,020	$324,070		$349,323
Ratio to average net assets of:
Expenses	.77%	.81%	.79%	.81	%+	.81%
Net investment income	1.49%	1.88%	1.55%	1.27	%+	2.13%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.52	$ 8.49	$ 8.44	$ 8.18		$ 7.02

Income From Investment Operations
Net investment income(a)	.10	.11	.08	.05		.11
Net realized and unrealized gain on investment and foreign currency transactions	3.27	1.02	.04	.32		1.28

Net increase in net asset value from operations	3.37	1.13	.12	.37		1.39

Less: Dividends
Dividends from net investment income	(.13)	(.10)	(.07)	(.11)		(.23)

Net asset value, end of period	$ 12.76	$ 9.52	$ 8.49	$ 8.44		$ 8.18

Total Return
Total investment return based on net asset value(b)	35.75%*	13.38%	1.33%*	4.58	%*	20.55%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,885	$2,211	$2,908	$3,435		$3,169
Ratio to average net assets of:
Expenses	1.42%	1.42%	1.43%	1.44	%+	1.38%
Net investment income	.87%	1.25%	.91%	.65	%+	1.63%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.50	$ 8.49	$ 8.43	$ 8.17		$ 7.03

Income From Investment Operations
Net investment income(a)	.13	.14	.11	.08		.13
Net realized and unrealized gain on investment and foreign currency transactions	3.26	1.00	.04	.32		1.28

Net increase in net asset value from operations	3.39	1.14	.15	.40		1.41

Less: Dividends
Dividends from net investment income	(.17)	(.13)	(.09)	(.14)		(.27)

Net asset value, end of period	$ 12.72	$ 9.50	$ 8.49	$ 8.43		$ 8.17

Total Return
Total investment return based on net asset value(b)	36.20%*	13.58%	1.73%*	4.95	%*	20.96%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,762	$6,235	$4,704	$5,073		$5,926
Ratio to average net assets of:
Expenses	1.11%	1.14%	1.12%	1.13	%+	1.08%
Net investment income	1.13%	1.57%	1.21%	.96	%+	1.85%
Portfolio turnover rate	55%	45%	64%	64%		58%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.59	$ 8.57	$ 8.50	$ 8.24		$ 7.09

Income From Investment Operations
Net investment income(a)	.18	.18	.15	.11		.16
Net realized and unrealized gain on investment and foreign currency transactions	3.29	1.01	.04	.32		1.29

Net increase in net asset value from operations	3.47	1.19	.19	.43		1.45

Less: Dividends
Dividends from net investment income	(.20)	(.17)	(.12)	(.17)		(.30)

Net asset value, end of period	$ 12.86	$ 9.59	$ 8.57	$ 8.50		$ 8.24

Total Return
Total investment return based on net asset value(b)	36.89%*	14.09%	2.14%*	5.23	%*	21.48%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,004	$1,735	$1,887	$2,255		$22,902
Ratio to average net assets of:
Expenses	.68%	.71%	.69%	.70	%+	.69%
Net investment income	1.58%	1.98%	1.64%	1.37	%+	2.38%
Portfolio turnover rate.	55%	45%	64%	64%		58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2013, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.13%, 0.01%, 0.04% and 0.04%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Value Fund (one of the funds constituting AllianceBernstein Trust (the “Fund”)), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Fund (one of the funds constituting AllianceBernstein Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 24, 2014

38	• ALLIANCEBERNSTEIN VALUE FUND

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2013, the Fund designates $8,502,229 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN VALUE FUND •	39

2013 Federal Tax Information

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board Marshall C. Turner, Jr., # 72 (2005)

Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.

		100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (2001)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ++ 81 (2001)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN VALUE FUND •	45

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 53	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Christopher W. Marx 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Gregory L. Powell 55	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN VALUE FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN VALUE FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/13 ($MIL)	Fund
Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$390.3	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,630 (0.015% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Value Fund	Advisor	0.81%	November 30
	Class A	1.11%
	Class B	1.91%
	Class C	1.83%
	Class R	1.42%
	Class K	1.14%
	Class I	0.71%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN VALUE FUND •	49

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

50	• ALLIANCEBERNSTEIN VALUE FUND

investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2013 net assets:7

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$390.3	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.324%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	51

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[9],[10]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.324%	0.550%

	Client #2[9]	0.30% of average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11

9	The Fund is an affiliate of the Adviser.

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

52	• ALLIANCEBERNSTEIN VALUE FUND

Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.720	3/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN VALUE FUND •	53

Fund	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.109	1.124	5/13	1.174	24/68

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

54	• ALLIANCEBERNSTEIN VALUE FUND

resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,658, $410,536 and $4,458 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $293,372 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

ALLIANCEBERNSTEIN VALUE FUND •	55

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN VALUE FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Fund
1 year	13.54	13.54	13.46	7/13	39/78
3 year	9.77	10.38	10.99	9/12	57/69
5 year	0.24	2.66	3.09	11/11	61/62
10 year	5.56	7.81	7.89	7/7	46/47

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	57

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	13.54	9.77	0.24	5.56	3.37	16.43	0.31	10
Russell 1000 Value Index	17.63	13.66	3.88	8.77	5.46	15.68	0.50	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

58	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN VALUE FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1113

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2012	$30,500	$326	$21,432
	2013	$30,500		$22,072
AB International Value Fund	2012	$30,500	$326	$82,237
	2013	$30,500		$58,447
AB Discovery Value Fund	2012	$29,000	$326	$20,688
	2013	$29,000	$1,000	$24,032
AB Value Fund	2012	$29,000	$326	$13,833
	2013	$29,000		$15,677

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Global Value Fund	2012	$675,523	$21,758
			$(326)
			$(21,432)
	2013	$370,293	$22,072
			$—
			$(22,072)

AB International Value Fund	2012	$736,328	$82,563
			$(326)
			$(82,237)
	2013	$406,668	$58,447
			$—
			$(58,447)

AB Discovery Value Fund	2012	$674,779	$21,014
			$(326)
			$(20,688)
	2013	$373,253	$25,032
			$(1,000)
			$(24,032)

AB Value Fund	2012	$667,924	$14,159
			$(326)
			$(13,833)
	2013	$363,898	$15,677
			$—
			$(15,677)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 22, 2014